REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
New England Variable Annuity Separate Account
and Board of Directors of
New England Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of New England Variable Annuity Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 30, 2022

We have served as the Separate Account's auditor since 1996.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021

	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount
Assets:
Investments at fair value	$74,183,537	$301,244,577	$159,182,581	$21,268,420
Due from New England Life Insurance Company	4	22	17	—
Total Assets	74,183,541	301,244,599	159,182,598	21,268,420
Liabilities:
Accrued fees	142	107	149	102
Due to New England Life Insurance Company	—	—	—	3
Total Liabilities	142	107	149	105
Net Assets	$74,183,399	$301,244,492	$159,182,449	$21,268,315
Contract Owners' Equity
Net assets from accumulation units	$73,445,511	$300,209,815	$158,407,579	$21,263,141
Net assets from contracts in payout	737,888	1,034,677	774,870	5,174
Total Net Assets	$74,183,399	$301,244,492	$159,182,449	$21,268,315

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI AB Global Dynamic Allocation Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock Global Tactical Strategies Subaccount
Assets:
Investments at fair value	$2,398,581	$134,355,974	$325,444,287	$81,115,541	$4,784,834
Due from New England Life Insurance Company	—	—	—	—	—
Total Assets	2,398,581	134,355,974	325,444,287	81,115,541	4,784,834
Liabilities:
Accrued fees	65	52	49	53	105
Due to New England Life Insurance Company	5	3	11	4	10
Total Liabilities	70	55	60	57	115
Net Assets	$2,398,511	$134,355,919	$325,444,227	$81,115,484	$4,784,719
Contract Owners' Equity
Net assets from accumulation units	$2,398,511	$134,263,399	$325,306,805	$81,115,484	$4,769,406
Net assets from contracts in payout	—	92,520	137,422	—	15,313
Total Net Assets	$2,398,511	$134,355,919	$325,444,227	$81,115,484	$4,784,719

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount
Assets:
Investments at fair value	$20,688,007	$19,766,046	$6,565,056	$13,570,124	$35,324,376
Due from New England Life Insurance Company	—	—	—	—	—
Total Assets	20,688,007	19,766,046	6,565,056	13,570,124	35,324,376
Liabilities:
Accrued fees	110	38	100	106	107
Due to New England Life Insurance Company	13	3	2	34	5
Total Liabilities	123	41	102	140	112
Net Assets	$20,687,884	$19,766,005	$6,564,954	$13,569,984	$35,324,264
Contract Owners' Equity
Net assets from accumulation units	$20,551,710	$19,741,573	$6,562,319	$13,474,387	$35,306,880
Net assets from contracts in payout	136,174	24,432	2,635	95,597	17,384
Total Net Assets	$20,687,884	$19,766,005	$6,564,954	$13,569,984	$35,324,264

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount
Assets:
Investments at fair value	$71,895,781	$2,912,358	$21,037,195	$8,141,188	$4,650,136
Due from New England Life Insurance Company	12	—	—	—	—
Total Assets	71,895,793	2,912,358	21,037,195	8,141,188	4,650,136
Liabilities:
Accrued fees	169	43	101	173	24
Due to New England Life Insurance Company	—	14	4	1	10
Total Liabilities	169	57	105	174	34
Net Assets	$71,895,624	$2,912,301	$21,037,090	$8,141,014	$4,650,102
Contract Owners' Equity
Net assets from accumulation units	$71,476,482	$2,912,301	$21,036,424	$8,115,468	$4,650,102
Net assets from contracts in payout	419,142	—	666	25,546	—
Total Net Assets	$71,895,624	$2,912,301	$21,037,090	$8,141,014	$4,650,102

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Global Allocation Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount
Assets:
Investments at fair value	$6,340,477	$48,415,851	$2,642,860	$36,548,152	$19,413,585
Due from New England Life Insurance Company	—	—	—	1	—
Total Assets	6,340,477	48,415,851	2,642,860	36,548,153	19,413,585
Liabilities:
Accrued fees	134	249	14	150	151
Due to New England Life Insurance Company	—	35	2	—	9
Total Liabilities	134	284	16	150	160
Net Assets	$6,340,343	$48,415,567	$2,642,844	$36,548,003	$19,413,425
Contract Owners' Equity
Net assets from accumulation units	$6,248,794	$48,026,836	$2,642,844	$36,486,734	$19,374,330
Net assets from contracts in payout	91,549	388,731	—	61,269	39,095
Total Net Assets	$6,340,343	$48,415,567	$2,642,844	$36,548,003	$19,413,425

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI PanAgora Global Diversified Risk Subaccount	BHFTI PanAgora Global Diversified Risk II Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount
Assets:
Investments at fair value	$641,659	$4,198,462	$30,448,768	$124,473,302	$2,787,591
Due from New England Life Insurance Company	—	—	—	1	—
Total Assets	641,659	4,198,462	30,448,768	124,473,303	2,787,591
Liabilities:
Accrued fees	31	85	78	165	66
Due to New England Life Insurance Company	7	7	3	—	2
Total Liabilities	38	92	81	165	68
Net Assets	$641,621	$4,198,370	$30,448,687	$124,473,138	$2,787,523
Contract Owners' Equity
Net assets from accumulation units	$641,621	$4,197,726	$30,435,722	$124,164,803	$2,787,523
Net assets from contracts in payout	—	644	12,965	308,335	—
Total Net Assets	$641,621	$4,198,370	$30,448,687	$124,473,138	$2,787,523

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth and Income ETF Subaccount	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount
Assets:
Investments at fair value	$41,751,736	$35,693,288	$58,279,486	$40,887,487	$2,594,500
Due from New England Life Insurance Company	—	—	—	—	—
Total Assets	41,751,736	35,693,288	58,279,486	40,887,487	2,594,500
Liabilities:
Accrued fees	52	111	107	128	36
Due to New England Life Insurance Company	9	18	16	—	2
Total Liabilities	61	129	123	128	38
Net Assets	$41,751,675	$35,693,159	$58,279,363	$40,887,359	$2,594,462
Contract Owners' Equity
Net assets from accumulation units	$41,751,675	$35,644,960	$58,054,619	$40,239,210	$2,590,230
Net assets from contracts in payout	—	48,199	224,744	648,149	4,232
Total Net Assets	$41,751,675	$35,693,159	$58,279,363	$40,887,359	$2,594,462

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII Baillie Gifford International Stock Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount
Assets:
Investments at fair value	$28,552,342	$52,710,579	$88,536,117	$19,227,756	$35,609,639
Due from New England Life Insurance Company	—	17	—	17	—
Total Assets	28,552,342	52,710,596	88,536,117	19,227,773	35,609,639
Liabilities:
Accrued fees	316	171	187	131	50
Due to New England Life Insurance Company	4	—	25	—	5
Total Liabilities	320	171	212	131	55
Net Assets	$28,552,022	$52,710,425	$88,535,905	$19,227,642	$35,609,584
Contract Owners' Equity
Net assets from accumulation units	$28,346,035	$51,963,824	$86,395,569	$18,968,054	$35,213,383
Net assets from contracts in payout	205,987	746,601	2,140,336	259,588	396,201
Total Net Assets	$28,552,022	$52,710,425	$88,535,905	$19,227,642	$35,609,584

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount
Assets:
Investments at fair value	$71,185,294	$316,822,960	$538,269,593	$80,067,247	$9,742,593
Due from New England Life Insurance Company	—	—	9	114	—
Total Assets	71,185,294	316,822,960	538,269,602	80,067,361	9,742,593
Liabilities:
Accrued fees	70	23	47	245	98
Due to New England Life Insurance Company	1	6	—	—	16
Total Liabilities	71	29	47	245	114
Net Assets	$71,185,223	$316,822,931	$538,269,555	$80,067,116	$9,742,479
Contract Owners' Equity
Net assets from accumulation units	$71,023,590	$316,196,157	$538,143,914	$79,203,664	$9,658,159
Net assets from contracts in payout	161,633	626,774	125,641	863,452	84,320
Total Net Assets	$71,185,223	$316,822,931	$538,269,555	$80,067,116	$9,742,479

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount
Assets:
Investments at fair value	$196,690,406	$10,123,107	$23,576,804	$62,376,515	$16,700,703
Due from New England Life Insurance Company	—	—	—	98	—
Total Assets	196,690,406	10,123,107	23,576,804	62,376,613	16,700,703
Liabilities:
Accrued fees	144	71	162	212	123
Due to New England Life Insurance Company	20	6	73	—	12
Total Liabilities	164	77	235	212	135
Net Assets	$196,690,242	$10,123,030	$23,576,569	$62,376,401	$16,700,568
Contract Owners' Equity
Net assets from accumulation units	$194,101,552	$10,123,030	$23,398,566	$61,278,935	$16,592,308
Net assets from contracts in payout	2,588,690	—	178,003	1,097,466	108,260
Total Net Assets	$196,690,242	$10,123,030	$23,576,569	$62,376,401	$16,700,568

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount
Assets:
Investments at fair value	$32,937,277	$36,040,620	$27,129,163	$32,377,369	$71,379,029
Due from New England Life Insurance Company	—	—	4	4	4
Total Assets	32,937,277	36,040,620	27,129,167	32,377,373	71,379,033
Liabilities:
Accrued fees	167	130	240	198	126
Due to New England Life Insurance Company	6	15	—	—	—
Total Liabilities	173	145	240	198	126
Net Assets	$32,937,104	$36,040,475	$27,128,927	$32,377,175	$71,378,907
Contract Owners' Equity
Net assets from accumulation units	$32,719,615	$35,813,184	$26,934,998	$31,848,882	$70,901,385
Net assets from contracts in payout	217,489	227,291	193,929	528,293	477,522
Total Net Assets	$32,937,104	$36,040,475	$27,128,927	$32,377,175	$71,378,907

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2021

	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount
Assets:
Investments at fair value	$33,138,723	$98,346,624	$77,300,604	$65,019,542
Due from New England Life Insurance Company	12	—	3	2
Total Assets	33,138,735	98,346,624	77,300,607	65,019,544
Liabilities:
Accrued fees	159	219	202	121
Due to New England Life Insurance Company	—	28	—	—
Total Liabilities	159	247	202	121
Net Assets	$33,138,576	$98,346,377	$77,300,405	$65,019,423
Contract Owners' Equity
Net assets from accumulation units	$32,799,087	$95,759,973	$76,743,271	$64,382,900
Net assets from contracts in payout	339,489	2,586,404	557,134	636,523
Total Net Assets	$33,138,576	$98,346,377	$77,300,405	$65,019,423

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Assets:
Investments at fair value	$23,685,440	$90,449,387	$34,750,710
Due from New England Life Insurance Company	—	—	—
Total Assets	23,685,440	90,449,387	34,750,710
Liabilities:
Accrued fees	67	278	287
Due to New England Life Insurance Company	12	4	4
Total Liabilities	79	282	291
Net Assets	$23,685,361	$90,449,105	$34,750,419
Contract Owners' Equity
Net assets from accumulation units	$23,663,246	$89,770,777	$34,200,782
Net assets from contracts in payout	22,115	678,328	549,637
Total Net Assets	$23,685,361	$90,449,105	$34,750,419

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2021

	American Funds® Global Small Capitalization Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	American Funds® The Bond Fund of America Subaccount	BHFTI AB Global Dynamic Allocation Subaccount
Investment Income:
Dividends	$—	$647,426	$1,756,022	$291,301	$5,441
Expenses:
Mortality and expense risk and other charges	1,231,694	4,671,513	2,464,881	316,382	30,254
Administrative charges	2,822	13,331	8,050	816	—
Total expenses	1,234,516	4,684,844	2,472,931	317,198	30,254
Net investment income (loss)	(1,234,516)	(4,037,418)	(716,909)	(25,897)	(24,813)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,848,409	39,619,849	1,615,705	837,478	138,663
Realized gains (losses) on sale of investments	6,291,953	37,094,030	12,532,197	108,029	30,543
Net realized gains (losses)	8,140,362	76,713,879	14,147,902	945,507	169,206
Change in unrealized gains (losses) on investments	(2,251,685)	(15,702,451)	19,123,717	(1,321,652)	38,665
Net realized and change in unrealized gains (losses) on investments	5,888,677	61,011,428	33,271,619	(376,145)	207,871
Net increase (decrease) in net assets resulting from operations	$4,654,161	$56,974,010	$32,554,710	$(402,042)	$183,058

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock Global Tactical Strategies Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount
Investment Income:
Dividends	$1,692,243	$2,681,685	$1,285,822	$68,498	$234,712
Expenses:
Mortality and expense risk and other charges	1,750,493	4,054,275	1,033,474	62,502	260,292
Administrative charges	367	148	285	—	589
Total expenses	1,750,860	4,054,423	1,033,759	62,502	260,881
Net investment income (loss)	(58,617)	(1,372,738)	252,063	5,996	(26,169)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,819,212	10,582,564	2,837,939	193,843	1,559,563
Realized gains (losses) on sale of investments	5,461,774	12,712,892	1,864,662	38,404	465,530
Net realized gains (losses)	10,280,986	23,295,456	4,702,601	232,247	2,025,093
Change in unrealized gains (losses) on investments	4,361,565	22,834,734	1,758,176	167,748	1,163,936
Net realized and change in unrealized gains (losses) on investments	14,642,551	46,130,190	6,460,777	399,995	3,189,029
Net increase (decrease) in net assets resulting from operations	$14,583,934	$44,757,452	$6,712,840	$405,991	$3,162,860

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI Brighthouse Balanced Plus Subaccount	BHFTI Brighthouse/ Franklin Low Duration Total Return Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount
Investment Income:
Dividends	$443,973	$130,115	$90,309	$1,023,015	$515,172
Expenses:
Mortality and expense risk and other charges	251,517	87,832	159,123	442,728	982,315
Administrative charges	—	25	496	646	2,734
Total expenses	251,517	87,857	159,619	443,374	985,049
Net investment income (loss)	192,456	42,258	(69,310)	579,641	(469,877)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	652,624	—	1,363,310	—	—
Realized gains (losses) on sale of investments	296,537	(27,233)	996,424	816,326	1,326,948
Net realized gains (losses)	949,161	(27,233)	2,359,734	816,326	1,326,948
Change in unrealized gains (losses) on investments	29,548	(80,708)	464,364	8,536,163	5,192,079
Net realized and change in unrealized gains (losses) on investments	978,709	(107,941)	2,824,098	9,352,489	6,519,027
Net increase (decrease) in net assets resulting from operations	$1,171,165	$(65,683)	$2,754,788	$9,932,130	$6,049,150

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Balanced-Risk Allocation Subaccount	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Global Active Allocation Subaccount	BHFTI Loomis Sayles Global Allocation Subaccount
Investment Income:
Dividends	$91,421	$—	$—	$23,358	$52,540
Expenses:
Mortality and expense risk and other charges	36,686	275,793	114,295	58,926	83,421
Administrative charges	—	218	111	—	186
Total expenses	36,686	276,011	114,406	58,926	83,607
Net investment income (loss)	54,735	(276,011)	(114,406)	(35,568)	(31,067)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	90,553	908,555	1,767,978	256,226	615,383
Realized gains (losses) on sale of investments	15,008	2,049,133	536,261	134,338	194,259
Net realized gains (losses)	105,561	2,957,688	2,304,239	390,564	809,642
Change in unrealized gains (losses) on investments	81,609	266,487	(1,623,342)	19,314	(1,893)
Net realized and change in unrealized gains (losses) on investments	187,170	3,224,175	680,897	409,878	807,749
Net increase (decrease) in net assets resulting from operations	$241,905	$2,948,164	$566,491	$374,310	$776,682

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI Loomis Sayles Growth Subaccount	BHFTI MetLife Multi-Index Targeted Risk Subaccount	BHFTI MFS® Research International Subaccount	BHFTI Morgan Stanley Discovery Subaccount	BHFTI PanAgora Global Diversified Risk Subaccount
Investment Income:
Dividends	$16,928	$46,818	$356,602	$—	$—
Expenses:
Mortality and expense risk and other charges	628,164	33,910	469,848	312,232	8,220
Administrative charges	3,819	—	1,126	1,792	—
Total expenses	631,983	33,910	470,974	314,024	8,220
Net investment income (loss)	(615,055)	12,908	(114,372)	(314,024)	(8,220)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,582,576	98,019	1,346,879	12,387,357	50,474
Realized gains (losses) on sale of investments	1,720,870	39,343	1,398,191	2,882,770	13,407
Net realized gains (losses)	3,303,446	137,362	2,745,070	15,270,127	63,881
Change in unrealized gains (losses) on investments	5,105,832	64,323	1,121,149	(17,302,938)	(24,517)
Net realized and change in unrealized gains (losses) on investments	8,409,278	201,685	3,866,219	(2,032,811)	39,364
Net increase (decrease) in net assets resulting from operations	$7,794,223	$214,593	$3,751,847	$(2,346,835)	$31,144

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk II Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI Schroders Global Multi-Asset Subaccount	BHFTI SSGA Growth and Income ETF Subaccount
Investment Income:
Dividends	$—	$221,965	$2,342,776	$10,127	$762,133
Expenses:
Mortality and expense risk and other charges	54,472	382,349	1,626,816	37,914	523,823
Administrative charges	—	320	4,123	—	210
Total expenses	54,472	382,669	1,630,939	37,914	524,033
Net investment income (loss)	(54,472)	(160,704)	711,837	(27,787)	238,100
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	178,394	—	5,484,472	5,787	1,940,856
Realized gains (losses) on sale of investments	(105,889)	145,656	106,006	96,012	797,225
Net realized gains (losses)	72,505	145,656	5,590,478	101,799	2,738,081
Change in unrealized gains (losses) on investments	450,744	1,254,104	(9,776,270)	222,916	1,850,155
Net realized and change in unrealized gains (losses) on investments	523,249	1,399,760	(4,185,792)	324,715	4,588,236
Net increase (decrease) in net assets resulting from operations	$468,777	$1,239,056	$(3,473,955)	$296,928	$4,826,336

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI SSGA Growth ETF Subaccount	BHFTI T. Rowe Price Mid Cap Growth Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTI Western Asset Management Government Income Subaccount	BHFTII Baillie Gifford International Stock Subaccount
Investment Income:
Dividends	$518,847	$—	$476,448	$63,009	$252,376
Expenses:
Mortality and expense risk and other charges	430,809	773,798	534,528	37,273	392,058
Administrative charges	315	2,752	1,682	—	6,098
Total expenses	431,124	776,550	536,210	37,273	398,156
Net investment income (loss)	87,723	(776,550)	(59,762)	25,736	(145,780)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,874,044	6,101,087	1,157,901	—	3,055,327
Realized gains (losses) on sale of investments	755,569	2,350,058	2,408,363	(29,024)	1,639,331
Net realized gains (losses)	2,629,613	8,451,145	3,566,264	(29,024)	4,694,658
Change in unrealized gains (losses) on investments	2,613,204	150,616	7,565,405	(110,919)	(5,016,035)
Net realized and change in unrealized gains (losses) on investments	5,242,817	8,601,761	11,131,669	(139,943)	(321,377)
Net increase (decrease) in net assets resulting from operations	$5,330,540	$7,825,211	$11,071,907	$(114,207)	$(467,157)

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount
Investment Income:
Dividends	$1,406,539	$—	$20,003	$1,125,286	$2,013,976
Expenses:
Mortality and expense risk and other charges	690,658	1,113,367	251,849	478,752	970,960
Administrative charges	6,969	51,350	2,176	350	1,240
Total expenses	697,627	1,164,717	254,025	479,102	972,200
Net investment income (loss)	708,912	(1,164,717)	(234,022)	646,184	1,041,776
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,075,238	11,527,376	—	476,706	2,658,693
Realized gains (losses) on sale of investments	77,689	4,222,693	(21,662)	415,234	1,446,700
Net realized gains (losses)	1,152,927	15,750,069	(21,662)	891,940	4,105,393
Change in unrealized gains (losses) on investments	(2,936,918)	894,670	(80,689)	(633,734)	(536,749)
Net realized and change in unrealized gains (losses) on investments	(1,783,991)	16,644,739	(102,351)	258,206	3,568,644
Net increase (decrease) in net assets resulting from operations	$(1,075,079)	$15,480,022	$(336,373)	$904,390	$4,610,420

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Artisan Mid Cap Value Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount
Investment Income:
Dividends	$7,007,877	$9,226,958	$682,755	$164,342	$2,475,410
Expenses:
Mortality and expense risk and other charges	4,185,575	6,899,249	1,048,854	126,844	2,459,998
Administrative charges	2,653	3,279	12,500	232	41,659
Total expenses	4,188,228	6,902,528	1,061,354	127,076	2,501,657
Net investment income (loss)	2,819,649	2,324,430	(378,599)	37,266	(26,247)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	17,294,439	35,841,767	1,797,088	873,610	10,093,739
Realized gains (losses) on sale of investments	6,602,816	14,649,317	3,995,406	341,566	7,590,627
Net realized gains (losses)	23,897,255	50,491,084	5,792,494	1,215,176	17,684,366
Change in unrealized gains (losses) on investments	3,544,071	16,366,280	13,089,238	(91,356)	22,049,255
Net realized and change in unrealized gains (losses) on investments	27,441,326	66,857,364	18,881,732	1,123,820	39,733,621
Net increase (decrease) in net assets resulting from operations	$30,260,975	$69,181,794	$18,503,133	$1,161,086	$39,707,374

The accompanying notes are an integral part of these financial statements.

	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII Loomis Sayles Small Cap Core Subaccount	BHFTII Loomis Sayles Small Cap Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$—	$—	$18,668	$—	$799,083
Expenses:
Mortality and expense risk and other charges	130,473	335,658	819,520	225,742	427,616
Administrative charges	311	4,075	22,661	848	886
Total expenses	130,784	339,733	842,181	226,590	428,502
Net investment income (loss)	(130,784)	(339,733)	(823,513)	(226,590)	370,581
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,575,840	5,243,946	3,989,408	1,834,798	—
Realized gains (losses) on sale of investments	570,789	3,017,350	2,565,062	913,723	65,436
Net realized gains (losses)	2,146,629	8,261,296	6,554,470	2,748,521	65,436
Change in unrealized gains (losses) on investments	(721,888)	(4,364,049)	6,143,786	(991,966)	(1,632,278)
Net realized and change in unrealized gains (losses) on investments	1,424,741	3,897,247	12,698,256	1,756,555	(1,566,842)
Net increase (decrease) in net assets resulting from operations	$1,293,957	$3,557,514	$11,874,743	$1,529,965	$(1,196,261)

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII MetLife Mid Cap Stock Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Investment Income:
Dividends	$336,590	$460,218	$281,234	$972,370	$572,286
Expenses:
Mortality and expense risk and other charges	474,277	360,001	439,181	887,040	429,540
Administrative charges	1,273	913	1,722	3,690	10,521
Total expenses	475,550	360,914	440,903	890,730	440,061
Net investment income (loss)	(138,960)	99,304	(159,669)	81,640	132,225
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,835,469	—	1,781,146	4,550,735	2,024,006
Realized gains (losses) on sale of investments	2,825,707	1,420,936	3,052,054	5,710,209	851,894
Net realized gains (losses)	4,661,176	1,420,936	4,833,200	10,260,944	2,875,900
Change in unrealized gains (losses) on investments	3,281,163	1,101,103	(223,809)	6,139,879	943,573
Net realized and change in unrealized gains (losses) on investments	7,942,339	2,522,039	4,609,391	16,400,823	3,819,473
Net increase (decrease) in net assets resulting from operations	$7,803,379	$2,621,343	$4,449,722	$16,482,463	$3,951,698

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Investment Income:
Dividends	$1,381,875	$4,591	$—	$—	$3,429,916
Expenses:
Mortality and expense risk and other charges	1,232,418	984,814	848,894	319,976	1,207,598
Administrative charges	15,264	6,063	2,519	770	6,680
Total expenses	1,247,682	990,877	851,413	320,746	1,214,278
Net investment income (loss)	134,193	(986,286)	(851,413)	(320,746)	2,215,638
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,010,704	5,058,907	7,593,306	2,958,475	—
Realized gains (losses) on sale of investments	2,606,698	4,820,037	4,650,030	1,491,354	976,484
Net realized gains (losses)	3,617,402	9,878,944	12,243,336	4,449,829	976,484
Change in unrealized gains (losses) on investments	16,923,673	3,257,720	167,475	(1,672,886)	(1,939,881)
Net realized and change in unrealized gains (losses) on investments	20,541,075	13,136,664	12,410,811	2,776,943	(963,397)
Net increase (decrease) in net assets resulting from operations	$20,675,268	$12,150,378	$11,559,398	$2,456,197	$1,252,241

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2021

BHFTII Western Asset Management U.S. Government Subaccount
Investment Income:
Dividends	$878,927
Expenses:
Mortality and expense risk and other charges	468,336
Administrative charges	3,688
Total expenses	472,024
Net investment income (loss)	406,903
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—
Realized gains (losses) on sale of investments	(101,915)
Net realized gains (losses)	(101,915)
Change in unrealized gains (losses) on investments	(1,417,291)
Net realized and change in unrealized gains (losses) on investments	(1,519,206)
Net increase (decrease) in net assets resulting from operations	$(1,112,303)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021 and 2020

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount		American Funds® The Bond Fund of America Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,234,516)	$(965,732)	$(4,037,418)	$(3,286,178)	$(716,909)	$(268,247)	$(25,897)	$112,809
Net realized gains (losses)	8,140,362	7,209,905	76,713,879	31,303,768	14,147,902	7,779,347	945,507	377,092
Change in unrealized gains (losses) on investments	(2,251,685)	12,738,691	(15,702,451)	87,190,501	19,123,717	9,736,395	(1,321,652)	1,100,187
Net increase (decrease) in net assets resulting from operations	4,654,161	18,982,864	56,974,010	115,208,091	32,554,710	17,247,495	(402,042)	1,590,088
Contract Transactions:
Purchase payments received from contract owners	140,999	139,922	511,524	842,691	359,027	519,301	18,157	88,463
Net transfers (including fixed account)	(3,099,943)	(4,483,167)	(21,662,238)	(35,383,863)	(7,573,285)	(1,809,274)	3,004,575	1,358,198
Contract charges	(376,855)	(398,346)	(1,309,873)	(1,384,451)	(682,173)	(703,259)	(128,091)	(147,347)
Transfers for contract benefits and terminations	(11,148,387)	(8,127,262)	(50,452,656)	(29,212,200)	(26,140,312)	(14,432,611)	(2,504,278)	(2,719,622)
Net increase (decrease) in net assets resulting from contract transactions	(14,484,186)	(12,868,853)	(72,913,243)	(65,137,823)	(34,036,743)	(16,425,843)	390,363	(1,420,308)
Net increase (decrease) in net assets	(9,830,025)	6,114,011	(15,939,233)	50,070,268	(1,482,033)	821,652	(11,679)	169,780
Net Assets:
Beginning of year	84,013,424	77,899,413	317,183,725	267,113,457	160,664,482	159,842,830	21,279,994	21,110,214
End of year	$74,183,399	$84,013,424	$301,244,492	$317,183,725	$159,182,449	$160,664,482	$21,268,315	$21,279,994
The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(24,813)	$14,682	$(58,617)	$617,196	$(1,372,738)	$956,133
Net realized gains (losses)	169,206	195,563	10,280,986	9,097,363	23,295,456	24,325,935
Change in unrealized gains (losses) on investments	38,665	(123,142)	4,361,565	7,750,156	22,834,734	17,109,154
Net increase (decrease) in net assets resulting from operations	183,058	87,103	14,583,934	17,464,715	44,757,452	42,391,222
Contract Transactions:
Purchase payments received from contract owners	8,938	7,025	154,903	372,593	868,082	732,492
Net transfers (including fixed account)	(18,090)	(385,679)	160,705	1,264,286	(9,847,365)	(9,483,470)
Contract charges	(19,432)	(25,340)	(1,332,555)	(1,414,111)	(3,095,146)	(3,225,400)
Transfers for contract benefits and terminations	(224,701)	(262,944)	(22,513,325)	(15,289,345)	(34,209,494)	(22,624,949)
Net increase (decrease) in net assets resulting from contract transactions	(253,285)	(666,938)	(23,530,272)	(15,066,577)	(46,283,923)	(34,601,327)
Net increase (decrease) in net assets	(70,227)	(579,835)	(8,946,338)	2,398,138	(1,526,471)	7,789,895
Net Assets:
Beginning of year	2,468,738	3,048,573	143,302,257	140,904,119	326,970,698	319,180,803
End of year	$2,398,511	$2,468,738	$134,355,919	$143,302,257	$325,444,227	$326,970,698

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock Global Tactical Strategies Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Balanced Plus Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$252,063	$554,756	$5,996	$15,156	$(26,169)	$(14,324)	$192,456	$196,922
Net realized gains (losses)	4,702,601	4,793,619	232,247	406,754	2,025,093	2,212,764	949,161	2,076,565
Change in unrealized gains (losses) on investments	1,758,176	3,629,222	167,748	(304,099)	1,163,936	815,120	29,548	(297,320)
Net increase (decrease) in net assets resulting from operations	6,712,840	8,977,597	405,991	117,811	3,162,860	3,013,560	1,171,165	1,976,167
Contract Transactions:
Purchase payments received from contract owners	80,618	136,266	625	22,097	58,600	59,363	48,966	99,616
Net transfers (including fixed account)	(699,939)	(2,970,679)	(82,078)	100,752	(315,694)	(1,137,976)	1,239,094	1,224,377
Contract charges	(761,243)	(841,269)	(45,783)	(50,060)	(76,479)	(89,640)	(188,520)	(201,362)
Transfers for contract benefits and terminations	(10,245,025)	(11,349,365)	(641,888)	(416,692)	(1,817,387)	(2,365,352)	(2,644,178)	(3,747,511)
Net increase (decrease) in net assets resulting from contract transactions	(11,625,589)	(15,025,047)	(769,124)	(343,903)	(2,150,960)	(3,533,605)	(1,544,638)	(2,624,880)
Net increase (decrease) in net assets	(4,912,749)	(6,047,450)	(363,133)	(226,092)	1,011,900	(520,045)	(373,473)	(648,713)
Net Assets:
Beginning of year	86,028,233	92,075,683	5,147,852	5,373,944	19,675,984	20,196,029	20,139,478	20,788,191
End of year	$81,115,484	$86,028,233	$4,784,719	$5,147,852	$20,687,884	$19,675,984	$19,766,005	$20,139,478

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$42,258	$117,916	$(69,310)	$(29,692)	$579,641	$956,734
Net realized gains (losses)	(27,233)	(277,595)	2,359,734	1,262,521	816,326	324,742
Change in unrealized gains (losses) on investments	(80,708)	209	464,364	1,146,759	8,536,163	(3,306,197)
Net increase (decrease) in net assets resulting from operations	(65,683)	(159,470)	2,754,788	2,379,588	9,932,130	(2,024,721)
Contract Transactions:
Purchase payments received from contract owners	4,000	6,639	10,950	58,002	74,818	69,316
Net transfers (including fixed account)	105,970	(3,004,105)	(472,313)	(706,793)	(2,127,280)	2,920,638
Contract charges	(82,459)	(90,274)	(64,697)	(72,676)	(162,418)	(164,180)
Transfers for contract benefits and terminations	(798,180)	(625,807)	(2,147,349)	(1,431,630)	(5,124,336)	(3,907,745)
Net increase (decrease) in net assets resulting from contract transactions	(770,669)	(3,713,547)	(2,673,409)	(2,153,097)	(7,339,216)	(1,081,971)
Net increase (decrease) in net assets	(836,352)	(3,873,017)	81,379	226,491	2,592,914	(3,106,692)
Net Assets:
Beginning of year	7,401,306	11,274,323	13,488,605	13,262,114	32,731,350	35,838,042
End of year	$6,564,954	$7,401,306	$13,569,984	$13,488,605	$35,324,264	$32,731,350

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Balanced-Risk Allocation Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(469,877)	$1,286,098	$54,735	$136,379	$(276,011)	$(120,740)	$(114,406)	$(92,372)
Net realized gains (losses)	1,326,948	147,367	105,561	64,358	2,957,688	1,043,734	2,304,239	442,693
Change in unrealized gains (losses) on investments	5,192,079	2,537,522	81,609	50,660	266,487	3,781,016	(1,623,342)	3,218,580
Net increase (decrease) in net assets resulting from operations	6,049,150	3,970,987	241,905	251,397	2,948,164	4,704,010	566,491	3,568,901
Contract Transactions:
Purchase payments received from contract owners	207,836	201,051	—	9,372	20,912	121,987	5,416	16,302
Net transfers (including fixed account)	(2,906,786)	2,878,352	34,405	(226,624)	(954,306)	(1,644,328)	(708,414)	(124,387)
Contract charges	(408,479)	(397,289)	(28,707)	(29,718)	(124,659)	(128,712)	(38,090)	(38,992)
Transfers for contract benefits and terminations	(11,906,854)	(6,637,423)	(293,068)	(311,404)	(3,141,163)	(2,618,014)	(1,299,677)	(717,857)
Net increase (decrease) in net assets resulting from contract transactions	(15,014,283)	(3,955,309)	(287,370)	(558,374)	(4,199,216)	(4,269,067)	(2,040,765)	(864,934)
Net increase (decrease) in net assets	(8,965,133)	15,678	(45,465)	(306,977)	(1,251,052)	434,943	(1,474,274)	2,703,967
Net Assets:
Beginning of year	80,860,757	80,845,079	2,957,766	3,264,743	22,288,142	21,853,199	9,615,288	6,911,321
End of year	$71,895,624	$80,860,757	$2,912,301	$2,957,766	$21,037,090	$22,288,142	$8,141,014	$9,615,288

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Global Active Allocation Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(35,568)	$37,908	$(31,067)	$(35,119)	$(615,055)	$(290,856)
Net realized gains (losses)	390,564	127,226	809,642	552,162	3,303,446	17,825,765
Change in unrealized gains (losses) on investments	19,314	277,484	(1,893)	223,037	5,105,832	(5,227,102)
Net increase (decrease) in net assets resulting from operations	374,310	442,618	776,682	740,080	7,794,223	12,307,807
Contract Transactions:
Purchase payments received from contract owners	1,267	303	10,482	1,792	57,424	73,561
Net transfers (including fixed account)	290,452	340,458	269,356	(194,907)	(1,550,951)	(4,917,132)
Contract charges	(41,696)	(42,302)	(43,815)	(43,723)	(294,354)	(323,243)
Transfers for contract benefits and terminations	(649,665)	(423,525)	(694,958)	(599,110)	(7,271,672)	(5,766,014)
Net increase (decrease) in net assets resulting from contract transactions	(399,642)	(125,066)	(458,935)	(835,948)	(9,059,553)	(10,932,828)
Net increase (decrease) in net assets	(25,332)	317,552	317,747	(95,868)	(1,265,330)	1,374,979
Net Assets:
Beginning of year	4,675,434	4,357,882	6,022,596	6,118,464	49,680,897	48,305,918
End of year	$4,650,102	$4,675,434	$6,340,343	$6,022,596	$48,415,567	$49,680,897

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount		BHFTI PanAgora Global Diversified Risk Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,908	$26,606	$(114,372)	$343,209	$(314,024)	$(252,132)	$(8,220)	$15,570
Net realized gains (losses)	137,362	264,081	2,745,070	1,636,563	15,270,127	6,745,441	63,881	63,023
Change in unrealized gains (losses) on investments	64,323	(155,839)	1,121,149	1,915,675	(17,302,938)	12,183,668	(24,517)	(8,195)
Net increase (decrease) in net assets resulting from operations	214,593	134,848	3,751,847	3,895,447	(2,346,835)	18,676,977	31,144	70,398
Contract Transactions:
Purchase payments received from contract owners	—	22,052	83,972	61,040	63,917	93,563	—	—
Net transfers (including fixed account)	(56,370)	(119,565)	(587,886)	(28,534)	(1,319,882)	(2,379,337)	(94,390)	(150,311)
Contract charges	(27,228)	(31,251)	(204,015)	(218,472)	(96,784)	(90,878)	(7,837)	(10,251)
Transfers for contract benefits and terminations	(353,975)	(264,760)	(4,875,295)	(3,819,731)	(4,436,737)	(2,176,206)	(63,694)	(124,245)
Net increase (decrease) in net assets resulting from contract transactions	(437,573)	(393,524)	(5,583,224)	(4,005,697)	(5,789,486)	(4,552,858)	(165,921)	(284,807)
Net increase (decrease) in net assets	(222,980)	(258,676)	(1,831,377)	(110,250)	(8,136,321)	14,124,119	(134,777)	(214,409)
Net Assets:
Beginning of year	2,865,824	3,124,500	38,379,380	38,489,630	27,549,746	13,425,627	776,398	990,807
End of year	$2,642,844	$2,865,824	$36,548,003	$38,379,380	$19,413,425	$27,549,746	$641,621	$776,398

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk II Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(54,472)	$49,029	$(160,704)	$432,806	$711,837	$3,324,086
Net realized gains (losses)	72,505	317,326	145,656	(201,388)	5,590,478	852,759
Change in unrealized gains (losses) on investments	450,744	(320,398)	1,254,104	2,581,143	(9,776,270)	4,905,191
Net increase (decrease) in net assets resulting from operations	468,777	45,957	1,239,056	2,812,561	(3,473,955)	9,082,036
Contract Transactions:
Purchase payments received from contract owners	—	817	52,833	141,974	313,198	426,492
Net transfers (including fixed account)	(174,779)	(26,472)	4,095,329	355,236	12,805,245	5,547,639
Contract charges	(39,627)	(43,448)	(219,612)	(244,708)	(737,308)	(856,001)
Transfers for contract benefits and terminations	(519,557)	(418,296)	(3,893,137)	(4,191,806)	(18,764,422)	(14,767,271)
Net increase (decrease) in net assets resulting from contract transactions	(733,963)	(487,399)	35,413	(3,939,304)	(6,383,287)	(9,649,141)
Net increase (decrease) in net assets	(265,186)	(441,442)	1,274,469	(1,126,743)	(9,857,242)	(567,105)
Net Assets:
Beginning of year	4,463,556	4,904,998	29,174,218	30,300,961	134,330,380	134,897,485
End of year	$4,198,370	$4,463,556	$30,448,687	$29,174,218	$124,473,138	$134,330,380

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount		BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(27,787)	$18,719	$238,100	$566,054	$87,723	$395,407	$(776,550)	$(719,812)
Net realized gains (losses)	101,799	188,014	2,738,081	1,604,768	2,629,613	1,295,848	8,451,145	6,750,170
Change in unrealized gains (losses) on investments	222,916	(198,985)	1,850,155	1,049,197	2,613,204	1,169,827	150,616	5,441,385
Net increase (decrease) in net assets resulting from operations	296,928	7,748	4,826,336	3,220,019	5,330,540	2,861,082	7,825,211	11,471,743
Contract Transactions:
Purchase payments received from contract owners	625	—	111,435	188,591	15,379	20,030	94,588	159,483
Net transfers (including fixed account)	(554,149)	(58,452)	(427,988)	(1,066,463)	(961,628)	13,606	(2,407,049)	(7,047,592)
Contract charges	(29,123)	(33,745)	(398,417)	(418,236)	(325,026)	(350,938)	(309,475)	(333,839)
Transfers for contract benefits and terminations	(307,325)	(280,719)	(4,707,539)	(4,075,137)	(3,409,275)	(4,221,842)	(9,776,654)	(6,962,244)
Net increase (decrease) in net assets resulting from contract transactions	(889,972)	(372,916)	(5,422,509)	(5,371,245)	(4,680,550)	(4,539,144)	(12,398,590)	(14,184,192)
Net increase (decrease) in net assets	(593,044)	(365,168)	(596,173)	(2,151,226)	649,990	(1,678,062)	(4,573,379)	(2,712,449)
Net Assets:
Beginning of year	3,380,567	3,745,735	42,347,848	44,499,074	35,043,169	36,721,231	62,852,742	65,565,191
End of year	$2,787,523	$3,380,567	$41,751,675	$42,347,848	$35,693,159	$35,043,169	$58,279,363	$62,852,742

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTI Western Asset Management Government Income Subaccount		BHFTII Baillie Gifford International Stock Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(59,762)	$50,601	$25,736	$25,317	$(145,780)	$171,411
Net realized gains (losses)	3,566,264	1,894,691	(29,024)	122,771	4,694,658	2,915,204
Change in unrealized gains (losses) on investments	7,565,405	321,788	(110,919)	1,526	(5,016,035)	3,716,956
Net increase (decrease) in net assets resulting from operations	11,071,907	2,267,080	(114,207)	149,614	(467,157)	6,803,571
Contract Transactions:
Purchase payments received from contract owners	104,082	150,569	6,704	240	63,626	87,566
Net transfers (including fixed account)	(3,555,220)	562,593	(529,278)	2,233,234	544,687	(1,638,386)
Contract charges	(187,413)	(183,413)	(25,893)	(32,231)	(106,146)	(122,895)
Transfers for contract benefits and terminations	(6,126,969)	(3,733,697)	(546,547)	(761,880)	(4,537,170)	(3,295,184)
Net increase (decrease) in net assets resulting from contract transactions	(9,765,520)	(3,203,948)	(1,095,014)	1,439,363	(4,035,003)	(4,968,899)
Net increase (decrease) in net assets	1,306,387	(936,868)	(1,209,221)	1,588,977	(4,502,160)	1,834,672
Net Assets:
Beginning of year	39,580,972	40,517,840	3,803,683	2,214,706	33,054,182	31,219,510
End of year	$40,887,359	$39,580,972	$2,594,462	$3,803,683	$28,552,022	$33,054,182

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$708,912	$1,228,936	$(1,164,717)	$(984,397)	$(234,022)	$79,736	$646,184	$583,432
Net realized gains (losses)	1,152,927	270,536	15,750,069	12,622,083	(21,662)	55,154	891,940	827,494
Change in unrealized gains (losses) on investments	(2,936,918)	2,358,182	894,670	13,032,178	(80,689)	(359,014)	(633,734)	1,537,336
Net increase (decrease) in net assets resulting from operations	(1,075,079)	3,857,654	15,480,022	24,669,864	(336,373)	(224,124)	904,390	2,948,262
Contract Transactions:
Purchase payments received from contract owners	158,358	318,555	235,004	321,473	160,807	83,211	490,683	325,917
Net transfers (including fixed account)	4,036,778	608,116	(1,703,989)	(3,470,278)	2,587,031	1,098,118	2,906,689	2,464,051
Contract charges	(231,985)	(277,539)	(171,280)	(181,465)	(135,953)	(159,472)	(367,578)	(389,696)
Transfers for contract benefits and terminations	(7,046,302)	(6,889,431)	(8,747,520)	(7,720,336)	(3,415,495)	(4,871,763)	(8,011,775)	(4,624,972)
Net increase (decrease) in net assets resulting from contract transactions	(3,083,151)	(6,240,299)	(10,387,785)	(11,050,606)	(803,610)	(3,849,906)	(4,981,981)	(2,224,700)
Net increase (decrease) in net assets	(4,158,230)	(2,382,645)	5,092,237	13,619,258	(1,139,983)	(4,074,030)	(4,077,591)	723,562
Net Assets:
Beginning of year	56,868,655	59,251,300	83,443,668	69,824,410	20,367,625	24,441,655	39,687,175	38,963,613
End of year	$52,710,425	$56,868,655	$88,535,905	$83,443,668	$19,227,642	$20,367,625	$35,609,584	$39,687,175

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,041,776	$1,061,738	$2,819,649	$2,903,852	$2,324,430	$2,733,964
Net realized gains (losses)	4,105,393	3,297,873	23,897,255	22,487,719	50,491,084	49,099,775
Change in unrealized gains (losses) on investments	(536,749)	2,226,670	3,544,071	11,297,668	16,366,280	19,463,443
Net increase (decrease) in net assets resulting from operations	4,610,420	6,586,281	30,260,975	36,689,239	69,181,794	71,297,182
Contract Transactions:
Purchase payments received from contract owners	153,300	59,556	613,166	506,687	1,151,415	823,370
Net transfers (including fixed account)	370,968	2,395,897	(806,893)	(3,899,200)	(5,202,252)	(7,111,287)
Contract charges	(651,653)	(665,154)	(2,752,081)	(2,902,662)	(4,496,735)	(4,714,850)
Transfers for contract benefits and terminations	(13,788,528)	(8,534,609)	(44,868,710)	(30,105,597)	(67,670,274)	(47,229,766)
Net increase (decrease) in net assets resulting from contract transactions	(13,915,913)	(6,744,310)	(47,814,518)	(36,400,772)	(76,217,846)	(58,232,533)
Net increase (decrease) in net assets	(9,305,493)	(158,029)	(17,553,543)	288,467	(7,036,052)	13,064,649
Net Assets:
Beginning of year	80,490,716	80,648,745	334,376,474	334,088,007	545,305,607	532,240,958
End of year	$71,185,223	$80,490,716	$316,822,931	$334,376,474	$538,269,555	$545,305,607

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(378,599)	$(324,521)	$37,266	$60,817	$(26,247)	$299,075	$(130,784)	$(112,944)
Net realized gains (losses)	5,792,494	639,263	1,215,176	562,649	17,684,366	22,053,108	2,146,629	1,392,565
Change in unrealized gains (losses) on investments	13,089,238	3,024,265	(91,356)	706,145	22,049,255	(6,053,035)	(721,888)	1,226,470
Net increase (decrease) in net assets resulting from operations	18,503,133	3,339,007	1,161,086	1,329,611	39,707,374	16,299,148	1,293,957	2,506,091
Contract Transactions:
Purchase payments received from contract owners	200,180	349,556	66,454	328,144	532,091	656,318	11,193	13,714
Net transfers (including fixed account)	(4,466,162)	2,234,422	(296,258)	(1,030,113)	(4,600,175)	(438,022)	(534,778)	(338,591)
Contract charges	(253,215)	(246,546)	(52,223)	(55,769)	(669,481)	(740,244)	(57,994)	(61,283)
Transfers for contract benefits and terminations	(12,134,964)	(6,860,320)	(1,482,690)	(760,805)	(29,650,636)	(19,547,791)	(1,098,260)	(860,888)
Net increase (decrease) in net assets resulting from contract transactions	(16,654,161)	(4,522,888)	(1,764,717)	(1,518,543)	(34,388,201)	(20,069,739)	(1,679,839)	(1,247,048)
Net increase (decrease) in net assets	1,848,972	(1,183,881)	(603,631)	(188,932)	5,319,173	(3,770,591)	(385,882)	1,259,043
Net Assets:
Beginning of year	78,218,144	79,402,025	10,346,110	10,535,042	191,371,069	195,141,660	10,508,912	9,249,869
End of year	$80,067,116	$78,218,144	$9,742,479	$10,346,110	$196,690,242	$191,371,069	$10,123,030	$10,508,912

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount		BHFTII Loomis Sayles Small Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(339,733)	$(295,683)	$(823,513)	$(671,229)	$(226,590)	$(198,834)
Net realized gains (losses)	8,261,296	4,440,619	6,554,470	4,419,863	2,748,521	2,452,317
Change in unrealized gains (losses) on investments	(4,364,049)	6,995,352	6,143,786	2,164,435	(991,966)	2,542,743
Net increase (decrease) in net assets resulting from operations	3,557,514	11,140,288	11,874,743	5,913,069	1,529,965	4,796,226
Contract Transactions:
Purchase payments received from contract owners	25,968	35,546	118,684	112,869	31,589	22,110
Net transfers (including fixed account)	(1,473,688)	664,833	(3,647,599)	303,517	(422,916)	(844,175)
Contract charges	(114,110)	(120,358)	(189,771)	(197,420)	(69,854)	(73,102)
Transfers for contract benefits and terminations	(7,831,133)	(2,054,945)	(8,001,719)	(5,414,090)	(3,142,871)	(1,829,963)
Net increase (decrease) in net assets resulting from contract transactions	(9,392,963)	(1,474,924)	(11,720,405)	(5,195,124)	(3,604,052)	(2,725,130)
Net increase (decrease) in net assets	(5,835,449)	9,665,364	154,338	717,945	(2,074,087)	2,071,096
Net Assets:
Beginning of year	29,412,018	19,746,654	62,222,063	61,504,118	18,774,655	16,703,559
End of year	$23,576,569	$29,412,018	$62,376,401	$62,222,063	$16,700,568	$18,774,655

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$370,581	$497,098	$(138,960)	$(11,921)	$99,304	$455,817	$(159,669)	$(35,305)
Net realized gains (losses)	65,436	240,896	4,661,176	2,514,725	1,420,936	395,431	4,833,200	2,469,233
Change in unrealized gains (losses) on investments	(1,632,278)	1,187,027	3,281,163	1,652,569	1,101,103	779,054	(223,809)	3,095,527
Net increase (decrease) in net assets resulting from operations	(1,196,261)	1,925,021	7,803,379	4,155,373	2,621,343	1,630,302	4,449,722	5,529,455
Contract Transactions:
Purchase payments received from contract owners	120,082	169,145	48,195	77,600	40,901	66,219	43,319	73,411
Net transfers (including fixed account)	3,981,019	1,296,181	(2,544,277)	(4,758)	(253,262)	721,292	(1,714,198)	(548,785)
Contract charges	(178,451)	(208,690)	(203,094)	(207,511)	(149,792)	(162,122)	(158,976)	(161,901)
Transfers for contract benefits and terminations	(4,887,246)	(3,292,391)	(6,419,539)	(2,852,828)	(4,826,033)	(2,996,629)	(5,094,014)	(2,858,561)
Net increase (decrease) in net assets resulting from contract transactions	(964,596)	(2,035,755)	(9,118,715)	(2,987,497)	(5,188,186)	(2,371,240)	(6,923,869)	(3,495,836)
Net increase (decrease) in net assets	(2,160,857)	(110,734)	(1,315,336)	1,167,876	(2,566,843)	(740,938)	(2,474,147)	2,033,619
Net Assets:
Beginning of year	35,097,961	35,208,695	37,355,811	36,187,935	29,695,770	30,436,708	34,851,322	32,817,703
End of year	$32,937,104	$35,097,961	$36,040,475	$37,355,811	$27,128,927	$29,695,770	$32,377,175	$34,851,322

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$81,640	$273,732	$132,225	$300,513	$134,193	$437,472
Net realized gains (losses)	10,260,944	7,402,032	2,875,900	1,879,651	3,617,402	4,853,054
Change in unrealized gains (losses) on investments	6,139,879	2,233,634	943,573	145,190	16,923,673	(3,587,029)
Net increase (decrease) in net assets resulting from operations	16,482,463	9,909,398	3,951,698	2,325,354	20,675,268	1,703,497
Contract Transactions:
Purchase payments received from contract owners	115,090	155,674	101,599	287,568	172,668	568,294
Net transfers (including fixed account)	(3,484,978)	(629,262)	460,110	(2,080,338)	(2,465,318)	580,417
Contract charges	(352,446)	(381,252)	(103,477)	(112,230)	(429,432)	(443,082)
Transfers for contract benefits and terminations	(8,612,789)	(5,987,800)	(4,241,899)	(3,029,503)	(11,589,387)	(8,592,814)
Net increase (decrease) in net assets resulting from contract transactions	(12,335,123)	(6,842,640)	(3,783,667)	(4,934,503)	(14,311,469)	(7,887,185)
Net increase (decrease) in net assets	4,147,340	3,066,758	168,031	(2,609,149)	6,363,799	(6,183,688)
Net Assets:
Beginning of year	67,231,567	64,164,809	32,970,545	35,579,694	91,982,578	98,166,266
End of year	$71,378,907	$67,231,567	$33,138,576	$32,970,545	$98,346,377	$91,982,578

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021 and 2020

	BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(986,286)	$(845,365)	$(851,413)	$(750,830)	$(320,746)	$(297,598)
Net realized gains (losses)	9,878,944	6,701,297	12,243,336	7,275,329	4,449,829	3,186,009
Change in unrealized gains (losses) on investments	3,257,720	9,244,458	167,475	12,156,108	(1,672,886)	2,164,685
Net increase (decrease) in net assets resulting from operations	12,150,378	15,100,390	11,559,398	18,680,607	2,456,197	5,053,096
Contract Transactions:
Purchase payments received from contract owners	133,076	285,685	89,403	227,469	37,825	87,251
Net transfers (including fixed account)	(2,586,924)	(2,310,507)	(3,986,759)	(4,101,801)	(1,264,645)	(1,575,134)
Contract charges	(261,262)	(271,769)	(347,196)	(355,346)	(156,019)	(159,615)
Transfers for contract benefits and terminations	(10,781,600)	(6,643,394)	(9,426,831)	(6,856,164)	(4,205,347)	(2,473,334)
Net increase (decrease) in net assets resulting from contract transactions	(13,496,710)	(8,939,985)	(13,671,383)	(11,085,842)	(5,588,186)	(4,120,832)
Net increase (decrease) in net assets	(1,346,332)	6,160,405	(2,111,985)	7,594,765	(3,131,989)	932,264
Net Assets:
Beginning of year	78,646,737	72,486,332	67,131,408	59,536,643	26,817,350	25,885,086
End of year	$77,300,405	$78,646,737	$65,019,423	$67,131,408	$23,685,361	$26,817,350

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,215,638	$4,365,441	$406,903	$715,345
Net realized gains (losses)	976,484	331,848	(101,915)	43,366
Change in unrealized gains (losses) on investments	(1,939,881)	27,292	(1,417,291)	604,227
Net increase (decrease) in net assets resulting from operations	1,252,241	4,724,581	(1,112,303)	1,362,938
Contract Transactions:
Purchase payments received from contract owners	294,278	352,355	152,151	56,587
Net transfers (including fixed account)	4,747,262	1,699,887	4,414,713	7,096,643
Contract charges	(385,941)	(452,122)	(159,057)	(185,580)
Transfers for contract benefits and terminations	(14,974,438)	(10,594,225)	(8,788,086)	(4,620,905)
Net increase (decrease) in net assets resulting from contract transactions	(10,318,839)	(8,994,105)	(4,380,279)	2,346,745
Net increase (decrease) in net assets	(9,066,598)	(4,269,524)	(5,492,582)	3,709,683
Net Assets:
Beginning of year	99,515,703	103,785,227	40,243,001	36,533,318
End of year	$90,449,105	$99,515,703	$34,750,419	$40,243,001

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

New England Variable Annuity Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on July 1, 1994 to support the Company's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Massachusetts Division of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds®")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

2.  LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2021:

American Funds® Global Small Capitalization Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

American Funds® The Bond Fund of America Subaccount

BHFTI AB Global Dynamic Allocation Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS — (Concluded)

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock Global Tactical Strategies Subaccount

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Balanced Plus Subaccount

BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI CBRE Global Real Estate Subaccount

BHFTI Harris Oakmark International Subaccount (a)

BHFTI Invesco Balanced-Risk Allocation Subaccount

BHFTI Invesco Global Equity Subaccount

BHFTI Invesco Small Cap Growth Subaccount

BHFTI JPMorgan Global Active Allocation Subaccount

BHFTI Loomis Sayles Global Allocation Subaccount

BHFTI Loomis Sayles Growth Subaccount (a)

BHFTI MetLife Multi-Index Targeted Risk Subaccount

BHFTI MFS® Research International Subaccount

BHFTI Morgan Stanley Discovery Subaccount

BHFTI PanAgora Global Diversified Risk Subaccount

BHFTI PanAgora Global Diversified Risk II Subaccount

BHFTI PIMCO Inflation Protected Bond Subaccount

BHFTI PIMCO Total Return Subaccount

BHFTI Schroders Global Multi-Asset Subaccount

BHFTI SSGA Growth and Income ETF Subaccount

BHFTI SSGA Growth ETF Subaccount

BHFTI T. Rowe Price Mid Cap Growth Subaccount

BHFTI Victory Sycamore Mid Cap Value Subaccount

BHFTI Western Asset Management Government Income Subaccount

BHFTII Baillie Gifford International Stock Subaccount (a)

BHFTII BlackRock Bond Income Subaccount (a)

BHFTII BlackRock Capital Appreciation Subaccount (a)

BHFTII BlackRock Ultra-Short Term Bond Subaccount (a)

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Artisan Mid Cap Value Subaccount (a)

BHFTII Brighthouse/Wellington Balanced Subaccount

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount (a)

BHFTII Frontier Mid Cap Growth Subaccount

BHFTII Jennison Growth Subaccount (a)

BHFTII Loomis Sayles Small Cap Core Subaccount (a)

BHFTII Loomis Sayles Small Cap Growth Subaccount

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife Mid Cap Stock Index Subaccount

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount

BHFTII MFS® Total Return Subaccount (a)

BHFTII MFS® Value Subaccount (a)

BHFTII Neuberger Berman Genesis Subaccount (a)

BHFTII T. Rowe Price Large Cap Growth Subaccount

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount (a)

BHFTII Western Asset Management U.S. Government Subaccount (a)

(a)  This Subaccount may invest in two or more share classes within the underlying fund or portfolio of the Trusts.

3.  PORTFOLIO CHANGES

The operations of the Subaccounts were affected by the following changes that occurred during the year ended December 31, 2021:

Name Change:

Former Name

American Funds® Bond Fund

BHFTI AQR Global Risk Balanced Portfolio

BHFTI Clarion Global Real Estate Portfolio

New Name

American Funds® The Bond Fund of America

BHFTI PanAgora Global Diversified Risk Portfolio II

BHFTI CBRE Global Real Estate Portfolio

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.5 and 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Subaccounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Mortality and Expense Risk	1.15	% - 2.20%
Administrative	0.10%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the period return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee the highest value on any contract anniversary.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.50	% - 0.95%
Guaranteed Minimum Income Benefit	0.50	% - 1.50%
Enhanced Death Benefit	0.75	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $30 is assessed on an annual basis. For certain Contracts with a value of $50,000 or greater, or for certain other Contracts with a value of $25,000 or greater if net deposits of at least $1,000 are made during the year, this charge may be waived. Some Contracts do not assess this charge for annuitization. In addition, Contracts impose a surrender charge which ranges from 0% - 9% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Small Capitalization Subaccount	2,252,081	49,074,049	3,388,420	17,258,750
American Funds® Growth Subaccount	2,385,529	163,192,063	41,475,537	78,806,446
American Funds® Growth-Income Subaccount	2,395,885	98,257,356	4,452,341	37,590,347
American Funds® The Bond Fund of America Subaccount	1,923,004	21,234,028	4,531,033	3,329,134
BHFTI AB Global Dynamic Allocation Subaccount	186,951	2,123,635	180,092	319,532
BHFTI American Funds® Balanced Allocation Subaccount	11,405,431	106,038,830	8,961,019	27,730,731
BHFTI American Funds® Growth Allocation Subaccount	27,580,024	246,418,191	21,413,808	58,487,928
BHFTI American Funds® Moderate Allocation Subaccount	7,401,053	68,710,475	4,620,709	13,156,352
BHFTI BlackRock Global Tactical Strategies Subaccount	443,451	4,501,640	349,141	918,448
BHFTI Brighthouse Asset Allocation 100 Subaccount	1,440,669	16,471,437	1,801,616	2,419,205
BHFTI Brighthouse Balanced Plus Subaccount	1,645,799	18,409,753	3,600,464	4,300,054
BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount	709,736	6,784,920	561,030	1,289,454
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	735,508	9,485,626	2,009,698	3,389,158
BHFTI CBRE Global Real Estate Subaccount	2,362,835	28,775,767	2,017,725	8,777,329
BHFTI Harris Oakmark International Subaccount	5,083,024	67,788,312	2,461,230	17,945,460
BHFTI Invesco Balanced-Risk Allocation Subaccount	284,688	2,779,265	225,212	367,319
BHFTI Invesco Global Equity Subaccount	649,497	13,115,806	1,925,321	5,491,983
BHFTI Invesco Small Cap Growth Subaccount	551,571	7,563,835	2,417,778	2,804,943
BHFTI JPMorgan Global Active Allocation Subaccount	344,200	4,052,143	890,921	1,069,956
BHFTI Loomis Sayles Global Allocation Subaccount	324,653	4,997,100	1,034,234	908,794
BHFTI Loomis Sayles Growth Subaccount	3,037,218	38,489,728	2,372,090	10,464,192
BHFTI MetLife Multi-Index Targeted Risk Subaccount	199,612	2,414,546	238,753	565,422
BHFTI MFS® Research International Subaccount	2,494,755	28,061,725	1,894,947	6,245,658
BHFTI Morgan Stanley Discovery Subaccount	1,026,631	21,542,951	14,828,882	8,545,038
BHFTI PanAgora Global Diversified Risk Subaccount	55,411	603,234	52,486	174,654
BHFTI PanAgora Global Diversified Risk II Subaccount	469,627	4,554,345	220,368	830,425
BHFTI PIMCO Inflation Protected Bond Subaccount	2,706,557	28,805,635	4,192,980	4,318,273
BHFTI PIMCO Total Return Subaccount	10,928,297	126,314,683	14,445,374	14,632,334
BHFTI Schroders Global Multi-Asset Subaccount	202,292	2,383,699	59,677	971,630
BHFTI SSGA Growth and Income ETF Subaccount	3,175,037	35,539,285	2,835,806	6,079,410
BHFTI SSGA Growth ETF Subaccount	2,597,765	29,547,199	2,449,716	5,168,481
BHFTI T. Rowe Price Mid Cap Growth Subaccount	5,116,724	48,243,219	6,736,833	13,810,937
BHFTI Victory Sycamore Mid Cap Value Subaccount	1,738,414	30,147,548	2,406,814	11,074,237
BHFTI Western Asset Management Government Income Subaccount	240,009	2,684,888	479,545	1,548,825
BHFTII Baillie Gifford International Stock Subaccount	2,061,995	23,233,805	4,811,228	5,936,686
BHFTII BlackRock Bond Income Subaccount	496,549	52,992,248	6,284,435	7,583,413
BHFTII BlackRock Capital Appreciation Subaccount	1,609,265	57,833,630	12,198,170	12,223,388
BHFTII BlackRock Ultra-Short Term Bond Subaccount	192,797	19,393,365	2,665,361	3,703,028
BHFTII Brighthouse Asset Allocation 20 Subaccount	3,131,894	34,340,756	6,283,661	10,142,803
BHFTII Brighthouse Asset Allocation 40 Subaccount	5,961,918	66,218,885	8,211,882	18,427,323
BHFTII Brighthouse Asset Allocation 60 Subaccount	24,693,918	278,451,129	26,982,182	54,682,641
BHFTII Brighthouse Asset Allocation 80 Subaccount	36,918,354	442,909,007	45,163,401	83,215,047
BHFTII Brighthouse/Artisan Mid Cap Value Subaccount	282,671	59,784,666	3,654,201	18,889,928
BHFTII Brighthouse/Wellington Balanced Subaccount	435,521	8,272,443	1,431,984	2,285,851
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	4,983,253	145,895,708	13,797,633	38,118,400
BHFTII Frontier Mid Cap Growth Subaccount	278,031	7,901,636	1,824,866	2,059,696
BHFTII Jennison Growth Subaccount	1,158,402	18,570,491	6,710,762	11,199,643
BHFTII Loomis Sayles Small Cap Core Subaccount	211,747	49,030,307	4,561,265	13,115,843
BHFTII Loomis Sayles Small Cap Growth Subaccount	1,163,812	13,506,902	2,021,794	4,017,690
BHFTII MetLife Aggregate Bond Index Subaccount	3,055,406	32,899,930	3,711,584	4,305,605
BHFTII MetLife Mid Cap Stock Index Subaccount	1,651,724	25,824,940	3,142,606	10,564,834
BHFTII MetLife MSCI EAFE® Index Subaccount	1,715,950	20,828,744	1,285,691	6,374,582

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII MetLife Russell 2000® Index Subaccount	1,380,698	22,601,144	3,598,711	8,901,086
BHFTII MetLife Stock Index Subaccount	1,048,304	44,890,605	9,085,811	16,788,622
BHFTII MFS® Total Return Subaccount	180,772	27,183,566	3,336,879	4,964,379
BHFTII MFS® Value Subaccount	5,203,544	78,487,045	5,809,491	18,976,181
BHFTII Neuberger Berman Genesis Subaccount	2,971,789	50,968,272	5,494,142	14,918,379
BHFTII T. Rowe Price Large Cap Growth Subaccount	2,186,266	45,507,628	8,293,574	15,223,078
BHFTII T. Rowe Price Small Cap Growth Subaccount	983,206	19,241,293	4,094,837	7,045,356
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	6,638,197	85,070,164	8,033,391	16,136,650
BHFTII Western Asset Management U.S. Government Subaccount	3,015,346	35,931,209	5,100,017	9,073,372

This page is intentionally left blank.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2021 and 2020:

	American Funds® Global Small Capitalization Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	12,962,606	15,351,797	5,110,531	6,444,559	5,579,849	6,209,406
Units issued and transferred from other funding options	740,529	14,236,009	157,878	5,589,517	154,103	5,875,216
Units redeemed and transferred to other funding options	(2,810,426)	(16,625,200)	(1,225,921)	(6,923,545)	(1,210,050)	(6,504,773)
Units end of year	10,892,709	12,962,606	4,042,488	5,110,531	4,523,902	5,579,849
	BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock Global Tactical Strategies Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	14,920,120	16,767,447	4,701,970	5,617,224	341,483	367,341
Units issued and transferred from other funding options	525,670	16,014,209	67,744	5,048,619	6,998	368,563
Units redeemed and transferred to other funding options	(2,485,161)	(17,861,536)	(678,360)	(5,963,873)	(55,712)	(394,421)
Units end of year	12,960,629	14,920,120	4,091,354	4,701,970	292,769	341,483
	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	643,567	762,432	1,549,901	1,591,495	24,747,466	25,689,659
Units issued and transferred from other funding options	27,592	694,215	106,264	1,781,333	1,695,683	28,989,040
Units redeemed and transferred to other funding options	(142,589)	(813,080)	(394,902)	(1,822,927)	(5,898,575)	(29,931,233)
Units end of year	528,570	643,567	1,261,263	1,549,901	20,544,574	24,747,466
	BHFTI JPMorgan Global Active Allocation Subaccount		BHFTI Loomis Sayles Global Allocation Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,805,392	2,898,658	261,718	300,401	21,122,708	26,844,093
Units issued and transferred from other funding options	454,289	3,276,342	35,183	272,135	797,652	21,906,010
Units redeemed and transferred to other funding options	(682,244)	(3,369,608)	(37,959)	(310,818)	(4,363,378)	(27,627,395)
Units end of year	2,577,437	2,805,392	258,942	261,718	17,556,982	21,122,708

	American Funds® The Bond Fund of America Subaccount		BHFTI AB Global Dynamic Allocation Subaccount		BHFTI American Funds® Balanced Allocation Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,038,231	1,113,737	156,378	202,272	7,108,692	7,979,447
Units issued and transferred from other funding options	256,590	1,214,664	3,063	180,783	198,372	7,702,792
Units redeemed and transferred to other funding options	(240,375)	(1,290,170)	(18,787)	(226,677)	(1,288,513)	(8,573,547)
Units end of year	1,054,446	1,038,231	140,654	156,378	6,018,551	7,108,692
	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Balanced Plus Subaccount		BHFTI Brighthouse/Franklin Low Duration Total Return Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	737,356	887,768	1,072,777	1,235,766	712,946	1,100,210
Units issued and transferred from other funding options	2,299	810,503	138,966	1,317,105	80,583	863,380
Units redeemed and transferred to other funding options	(75,295)	(960,915)	(220,420)	(1,480,094)	(154,943)	(1,250,644)
Units end of year	664,360	737,356	991,323	1,072,777	638,586	712,946
	BHFTI Invesco Balanced-Risk Allocation Subaccount		BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,067,178	2,481,726	442,253	546,319	1,573,109	1,751,497
Units issued and transferred from other funding options	32,230	2,762,082	32,605	534,292	159,230	1,918,716
Units redeemed and transferred to other funding options	(221,090)	(3,176,630)	(109,020)	(638,358)	(469,808)	(2,097,104)
Units end of year	1,878,318	2,067,178	365,838	442,253	1,262,531	1,573,109
	BHFTI MetLife Multi-Index Targeted Risk Subaccount		BHFTI MFS® Research International Subaccount		BHFTI Morgan Stanley Discovery Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	176,506	202,747	16,238,484	18,168,994	3,027,870	3,688,849
Units issued and transferred from other funding options	5,938	193,747	485,086	17,384,469	502,362	4,125,132
Units redeemed and transferred to other funding options	(32,173)	(219,988)	(2,709,601)	(19,314,979)	(1,104,201)	(4,786,111)
Units end of year	150,271	176,506	14,013,969	16,238,484	2,426,031	3,027,870

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTI PanAgora Global Diversified Risk Subaccount		BHFTI PanAgora Global Diversified Risk II Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	540,828	761,874	338,030	378,002	1,694,245	1,938,548
Units issued and transferred from other funding options	605	576,773	7,380	363,317	388,265	2,015,678
Units redeemed and transferred to other funding options	(116,037)	(797,819)	(59,601)	(403,289)	(385,421)	(2,259,981)
Units end of year	425,396	540,828	285,809	338,030	1,697,089	1,694,245
	BHFTI SSGA Growth ETF Subaccount		BHFTI T. Rowe Price Mid Cap Growth Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,604,927	1,841,303	17,379,980	22,200,132	8,053,722	8,767,040
Units issued and transferred from other funding options	10,354	1,745,414	659,066	19,327,380	392,937	8,709,845
Units redeemed and transferred to other funding options	(207,968)	(1,981,790)	(3,837,338)	(24,147,532)	(2,049,238)	(9,423,163)
Units end of year	1,407,313	1,604,927	14,201,708	17,379,980	6,397,421	8,053,722
	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	7,066,158	8,200,460	9,186,620	10,952,426	2,237,475	2,370,602
Units issued and transferred from other funding options	106,869	3,641,112	1,848,159	10,268,391	326,085	2,486,282
Units redeemed and transferred to other funding options	(901,395)	(4,775,414)	(2,230,033)	(12,034,197)	(605,475)	(2,619,409)
Units end of year	6,271,632	7,066,158	8,804,746	9,186,620	1,958,085	2,237,475
	BHFTII Brighthouse/Artisan Mid Cap Value Subaccount		BHFTII Brighthouse/ Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	12,096,895	12,859,922	105,690	124,310	21,307,202	23,823,187
Units issued and transferred from other funding options	324,055	11,913,919	7,175	125,103	664,995	18,742,355
Units redeemed and transferred to other funding options	(2,514,250)	(12,676,946)	(24,310)	(143,723)	(4,106,329)	(21,258,340)
Units end of year	9,906,700	12,096,895	88,555	105,690	17,865,868	21,307,202

	BHFTI PIMCO Total Return Subaccount		BHFTI Schroders Global Multi-Asset Subaccount		BHFTI SSGA Growth and Income ETF Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	63,273,699	68,097,290	2,183,175	2,442,073	2,020,988	2,304,382
Units issued and transferred from other funding options	9,185,047	69,859,684	42,944	2,279,694	11,355	2,127,493
Units redeemed and transferred to other funding options	(12,254,145)	(74,683,275)	(590,633)	(2,538,592)	(253,902)	(2,410,887)
Units end of year	60,204,601	63,273,699	1,635,486	2,183,175	1,778,441	2,020,988
	BHFTI Western Asset Management Government Income Subaccount		BHFTII Baillie Gifford International Stock Subaccount		BHFTII BlackRock Bond Income Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	308,570	190,853	12,928,604	15,238,166	7,674,201	8,570,761
Units issued and transferred from other funding options	37,972	746,722	907,935	11,956,687	997,805	7,923,817
Units redeemed and transferred to other funding options	(128,725)	(629,005)	(2,422,076)	(14,266,249)	(1,415,232)	(8,820,377)
Units end of year	217,817	308,570	11,414,463	12,928,604	7,256,774	7,674,201
	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	3,999,130	4,385,762	14,697,434	16,511,637	21,546,586	24,213,484
Units issued and transferred from other funding options	189,122	4,263,735	286,267	15,356,762	198,737	22,612,549
Units redeemed and transferred to other funding options	(856,762)	(4,650,367)	(2,259,646)	(17,170,965)	(2,974,501)	(25,279,447)
Units end of year	3,331,490	3,999,130	12,724,055	14,697,434	18,770,822	21,546,586
	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII Loomis Sayles Small Cap Core Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	73,797	84,228	11,827,127	12,285,594	6,824,030	7,447,233
Units issued and transferred from other funding options	2,923	79,801	1,257,655	13,861,459	163,601	5,343,973
Units redeemed and transferred to other funding options	(13,711)	(90,232)	(4,840,095)	(14,319,926)	(1,296,887)	(5,967,176)
Units end of year	63,009	73,797	8,244,687	11,827,127	5,690,744	6,824,030

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2021 and 2020:

	BHFTII Loomis Sayles Small Cap Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife Mid Cap Stock Index Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	4,956,637	5,840,857	18,179,386	19,271,654	8,462,507	9,163,702
Units issued and transferred from other funding options	168,461	5,425,907	2,937,535	19,990,844	524,423	9,480,949
Units redeemed and transferred to other funding options	(1,053,380)	(6,310,127)	(3,452,140)	(21,083,112)	(2,317,578)	(10,182,144)
Units end of year	4,071,718	4,956,637	17,664,781	18,179,386	6,669,352	8,462,507
	BHFTII MFS® Total Return Subaccount		BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,683,722	3,233,364	27,326,062	29,871,571	16,139,202	18,349,443
Units issued and transferred from other funding options	147,751	3,004,494	1,845,133	28,645,316	263,098	16,196,747
Units redeemed and transferred to other funding options	(474,902)	(3,554,136)	(5,613,072)	(31,190,825)	(2,803,436)	(18,406,988)
Units end of year	2,356,571	2,683,722	23,558,123	27,326,062	13,598,864	16,139,202

	BHFTII Western Asset Management U.S. Government Subaccount
	2021	2020
Units beginning of year	20,002,692	18,853,004
Units issued and transferred from other funding options	3,122,197	22,487,886
Units redeemed and transferred to other funding options	(5,275,546)	(21,338,198)
Units end of year	17,849,343	20,002,692

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	15,716,624	17,125,650	7,655,359	8,495,325	5,514,367	6,127,239
Units issued and transferred from other funding options	1,014,452	17,247,204	609,458	8,546,671	516,060	6,413,218
Units redeemed and transferred to other funding options	(3,557,977)	(18,656,230)	(1,962,396)	(9,386,637)	(1,388,511)	(7,026,090)
Units end of year	13,173,099	15,716,624	6,302,421	7,655,359	4,641,916	5,514,367
	BHFTII T. Rowe Price Large Cap Growth Subaccount		BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
	2021	2020	2021	2020	2021	2020
Units beginning of year	11,281,020	13,506,855	4,237,763	5,007,334	25,374,408	27,874,183
Units issued and transferred from other funding options	398,894	12,939,987	355,479	4,894,164	2,523,714	26,207,304
Units redeemed and transferred to other funding options	(2,462,748)	(15,165,822)	(1,185,888)	(5,663,735)	(5,133,817)	(28,707,079)
Units end of year	9,217,166	11,281,020	3,407,354	4,237,763	22,764,305	25,374,408

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2021	10,892,709	5.66 - 7.00	74,183,399	—	1.15 - 2.05	4.31 - 5.31
Small Capitalization	2020	12,962,606	5.43 - 6.65	84,013,424	0.17	1.15 - 2.05	26.77 - 27.98
Subaccount	2019	15,351,797	4.28 - 5.20	77,899,413	0.15	1.15 - 2.05	28.53 - 29.75
	2018	18,181,725	3.23 - 4.01	71,179,165	0.08	1.15 - 2.05	(12.73) - (11.75)
	2017	21,436,281	3.70 - 4.55	95,255,129	0.43	1.15 - 2.20	22.86 - 24.21
American Funds® Growth	2021	4,042,488	55.36 - 77.87	301,244,492	0.21	1.15 - 2.05	19.22 - 20.35
Subaccount	2020	5,110,531	46.44 - 64.73	317,183,725	0.32	1.15 - 2.05	48.62 - 50.04
	2019	6,444,559	31.24 - 43.17	267,113,457	0.73	1.15 - 2.05	27.80 - 29.02
	2018	7,579,092	24.45 - 33.47	243,864,932	0.41	1.15 - 2.05	(2.53) - (1.59)
	2017	9,373,933	6.25 - 34.03	307,153,648	0.49	1.15 - 2.20	20.57 - 26.58
American Funds®	2021	4,523,902	25.75 - 36.92	159,182,449	1.08	1.15 - 2.10	21.21 - 22.43
Growth-Income Subaccount	2020	5,579,849	21.24 - 30.17	160,664,482	1.35	1.15 - 2.10	10.90 - 12.02
	2019	6,209,406	19.16 - 26.94	159,842,830	1.60	1.15 - 2.10	23.21 - 24.45
	2018	7,347,750	15.01 - 21.66	152,124,512	1.33	1.15 - 2.10	(4.18) - (3.11)
	2017	8,886,883	15.67 - 22.37	190,452,067	1.34	1.15 - 2.20	19.43 - 20.75
American Funds® The Bond	2021	1,054,446	16.60 - 20.73	21,268,315	1.39	1.15 - 2.05	(2.57) - (1.69)
Fund of America Subaccount	2020	1,038,231	17.04 - 21.08	21,279,994	2.07	1.15 - 2.05	7.23 - 8.20
	2019	1,113,737	15.89 - 19.49	21,110,214	2.51	1.15 - 2.05	6.87 - 7.84
	2018	1,254,088	14.39 - 18.07	22,084,627	2.30	1.15 - 2.05	(3.13) - (2.10)
	2017	1,448,112	14.85 - 18.46	26,077,860	1.85	1.15 - 2.20	1.16 - 2.23
BHFTI AB Global Dynamic	2021	140,654	16.06 - 17.21	2,398,511	0.22	1.15 - 1.80	7.33 - 8.03
Allocation Subaccount	2020	156,378	14.96 - 15.93	2,468,738	1.80	1.15 - 1.80	4.19 - 4.87
	2019	202,272	14.36 - 15.19	3,048,573	3.47	1.15 - 1.80	15.97 - 16.72
	2018	228,680	12.38 - 13.02	2,958,057	1.65	1.15 - 1.80	(8.64) - (8.04)
	2017	292,251	13.55 - 14.15	4,107,222	1.47	1.15 - 1.80	11.60 - 12.32
BHFTI American Funds®	2021	6,018,551	2.24 - 22.72	134,355,919	1.19	1.15 - 1.85	10.09 - 10.86
Balanced Allocation	2020	7,108,692	2.02 - 20.49	143,302,257	1.70	1.15 - 1.85	13.45 - 14.24
Subaccount	2019	7,979,447	1.77 - 17.94	140,904,119	1.80	1.15 - 1.85	17.34 - 18.16
	2018	8,695,333	1.50 - 15.18	129,951,019	1.46	1.15 - 2.05	(6.26) - (5.41)
	2017	9,839,092	1.59 - 16.05	155,420,951	1.49	1.15 - 2.05	14.49 - 15.52
BHFTI American Funds®	2021	12,960,629	2.51 - 25.46	325,444,227	0.81	1.15 - 1.75	13.90 - 14.58
Growth Allocation Subaccount	2020	14,920,120	2.19 - 22.22	326,970,698	1.56	1.15 - 1.75	14.89 - 15.59
	2019	16,767,447	1.90 - 19.23	319,180,803	1.68	1.15 - 1.75	21.49 - 22.22
	2018	19,167,011	1.56 - 15.73	298,710,957	1.20	1.15 - 1.85	(7.60) - (6.85)
	2017	21,228,512	1.67 - 16.89	355,336,811	1.25	1.15 - 1.95	19.01 - 19.96
BHFTI American Funds®	2021	4,091,354	17.97 - 20.06	81,115,484	1.54	1.15 - 1.95	7.52 - 8.39
Moderate Allocation	2020	4,701,970	16.72 - 18.50	86,028,233	1.90	1.15 - 1.95	10.80 - 11.70
Subaccount	2019	5,617,224	15.09 - 16.57	92,075,683	2.00	1.15 - 1.95	13.91 - 14.83
	2018	6,548,427	13.24 - 14.43	93,569,689	1.71	1.15 - 1.95	(5.29) - (4.53)
	2017	7,636,740	13.98 - 15.11	114,437,744	1.78	1.15 - 1.95	10.79 - 11.68

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI BlackRock Global	2021	292,769	15.32 - 16.51	4,784,719	1.36	1.15 - 1.85	7.78 - 8.53
Tactical Strategies	2020	341,483	14.21 - 15.21	5,147,852	1.55	1.15 - 1.85	2.39 - 3.11
Subaccount	2019	367,341	13.88 - 14.75	5,373,944	0.19	1.15 - 1.85	18.41 - 19.25
	2018	437,967	11.72 - 12.37	5,376,744	1.42	1.15 - 1.85	(8.89) - (8.25)
	2017	524,193	12.87 - 13.48	7,020,428	0.68	1.15 - 1.85	11.24 - 12.02
BHFTI Brighthouse Asset	2021	664,360	27.28 - 32.30	20,687,884	1.13	1.15 - 2.05	15.73 - 16.78
Allocation 100 Subaccount	2020	737,356	23.58 - 27.69	19,675,984	1.18	1.15 - 2.05	16.49 - 17.55
	2019	887,768	20.24 - 23.58	20,196,029	1.52	1.15 - 2.05	24.90 - 26.02
	2018	1,032,688	16.20 - 18.73	18,679,195	1.02	1.15 - 2.05	(11.90) - (11.10)
	2017	1,196,554	18.63 - 20.62	24,373,097	1.23	1.15 - 1.95	20.57 - 21.53
BHFTI Brighthouse Balanced	2021	991,323	18.78 - 20.24	19,766,005	2.28	1.15 - 1.85	5.57 - 6.31
Plus Subaccount	2020	1,072,777	17.79 - 19.04	20,139,478	2.35	1.15 - 1.85	10.45 - 11.23
	2019	1,235,766	16.11 - 17.12	20,788,191	2.07	1.15 - 1.85	21.30 - 22.15
	2018	1,280,853	13.28 - 14.01	17,745,419	1.67	1.15 - 1.85	(9.07) - (8.43)
	2017	1,501,953	14.60 - 15.30	22,736,422	1.51	1.15 - 1.85	16.17 - 16.98
BHFTI Brighthouse/Franklin	2021	638,586	9.81 - 10.40	6,564,954	1.87	1.15 - 1.70	(1.41) - (0.87)
Low Duration Total Return	2020	712,946	9.95 - 10.49	7,401,306	2.70	1.15 - 1.70	0.40 - 0.95
Subaccount	2019	1,100,210	9.91 - 10.39	11,274,323	2.94	1.15 - 1.70	2.87 - 3.44
	2018	864,803	9.56 - 10.05	8,600,853	1.78	1.15 - 1.80	(1.36) - (0.72)
	2017	846,117	9.69 - 10.12	8,488,057	1.44	1.15 - 1.80	(0.47) - 0.18
BHFTI	2021	528,570	18.59 - 26.81	13,569,984	0.67	1.15 - 2.10	21.55 - 22.71
Brighthouse/Wellington Large	2020	643,567	15.30 - 21.85	13,488,605	0.94	1.15 - 2.10	19.59 - 20.73
Cap Research Subaccount	2019	762,432	12.79 - 18.10	13,262,114	0.91	1.15 - 2.10	29.07 - 30.30
	2018	874,630	9.91 - 13.89	11,683,806	0.79	1.15 - 2.10	(8.28) - (7.40)
	2017	1,058,370	10.80 - 15.00	15,291,513	0.88	1.15 - 2.10	19.41 - 20.55
BHFTI CBRE Global Real	2021	1,261,263	24.38 - 28.58	35,324,264	2.91	1.15 - 2.05	31.70 - 32.88
Estate Subaccount	2020	1,549,901	18.51 - 21.51	32,731,350	4.43	1.15 - 2.05	(6.95) - (6.11)
	2019	1,591,495	19.89 - 22.91	35,838,042	3.06	1.15 - 2.05	22.28 - 23.38
	2018	1,961,538	16.27 - 18.57	35,837,990	5.96	1.15 - 2.05	(10.51) - (9.70)
	2017	2,309,813	18.18 - 20.56	46,788,192	3.45	1.15 - 2.05	8.50 - 9.48
BHFTI Harris Oakmark	2021	20,544,574	2.97 - 3.63	71,895,624	0.66	1.15 - 2.05	6.24 - 7.28
International Subaccount	2020	24,747,466	2.79 - 3.39	80,860,757	3.19	1.15 - 2.05	2.98 - 4.04
	2019	25,689,659	2.71 - 3.26	80,845,079	2.23	1.15 - 2.05	21.99 - 23.17
	2018	29,579,749	2.22 - 2.64	75,667,200	1.73	1.15 - 2.05	(25.52) - (24.74)
	2017	32,744,467	2.99 - 3.51	111,546,523	1.64	1.15 - 2.05	27.79 - 29.04
BHFTI Invesco Balanced-Risk	2021	1,878,318	1.48 - 1.56	2,912,301	3.05	1.15 - 1.70	7.84 - 8.44
Allocation Subaccount	2020	2,067,178	1.37 - 1.44	2,957,766	5.85	1.15 - 1.70	8.28 - 8.87
	2019	2,481,726	1.27 - 1.32	3,264,743	—	1.15 - 1.70	13.34 - 13.96
	2018	3,267,788	1.11 - 1.16	3,774,113	1.18	1.15 - 1.80	(8.11) - (7.51)
	2017	4,143,216	1.21 - 1.25	5,174,185	3.62	1.15 - 1.80	8.04 - 8.75
BHFTI Invesco Global Equity	2021	365,838	49.49 - 58.89	21,037,090	—	1.15 - 1.85	13.35 - 14.15
Subaccount	2020	442,253	43.66 - 51.59	22,288,142	0.65	1.15 - 1.85	25.24 - 26.12
	2019	546,319	34.86 - 40.90	21,853,199	0.79	1.15 - 1.85	29.16 - 30.06
	2018	634,962	25.84 - 31.45	19,560,682	1.01	1.15 - 1.85	(14.92) - (14.14)
	2017	720,761	30.37 - 36.63	25,873,858	0.89	1.15 - 2.05	33.97 - 35.18

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Small Cap	2021	1,262,531	5.51 - 6.61	8,141,014	—	1.15 - 2.05	4.76 - 5.71
Growth Subaccount	2020	1,573,109	5.26 - 6.25	9,615,288	—	1.15 - 2.05	53.58 - 54.97
	2019	1,751,497	3.42 - 4.03	6,911,321	—	1.15 - 2.05	21.88 - 22.99
	2018	2,147,617	2.81 - 3.28	6,893,956	—	1.15 - 2.05	(10.90) - (10.09)
	2017	2,680,171	3.15 - 3.65	9,585,645	—	1.15 - 2.05	22.80 - 23.90
BHFTI JPMorgan Global	2021	2,577,437	1.73 - 1.82	4,650,102	0.49	1.15 - 1.70	7.79 - 8.39
Active Allocation Subaccount	2020	2,805,392	1.60 - 1.68	4,675,434	2.16	1.15 - 1.70	10.33 - 10.94
	2019	2,898,658	1.45 - 1.51	4,357,882	2.74	1.15 - 1.70	14.94 - 15.58
	2018	3,226,856	1.25 - 1.31	4,206,408	1.62	1.15 - 1.70	(8.90) - (8.25)
	2017	3,633,683	1.37 - 1.43	5,162,247	2.51	1.15 - 1.85	14.52 - 15.33
BHFTI Loomis Sayles Global	2021	258,942	2.75 - 28.27	6,340,343	0.82	1.15 - 1.95	12.05 - 12.95
Allocation Subaccount	2020	261,718	2.44 - 25.03	6,022,596	0.69	1.15 - 1.95	12.57 - 13.47
	2019	300,401	2.15 - 22.06	6,118,464	1.48	1.15 - 1.95	25.06 - 26.07
	2018	356,799	1.71 - 17.50	5,799,284	1.79	1.15 - 1.95	(7.23) - (6.48)
	2017	415,020	1.83 - 18.71	7,240,416	1.37	1.15 - 1.95	20.60 - 21.57
BHFTI Loomis Sayles Growth	2021	17,556,982	1.88 - 3.05	48,415,567	0.03	1.15 - 2.10	15.87 - 17.10
Subaccount	2020	21,122,708	1.62 - 2.61	49,680,897	0.64	1.15 - 2.10	29.54 - 30.78
	2019	26,844,093	1.25 - 2.00	48,305,918	0.84	1.15 - 2.10	21.06 - 22.24
	2018	31,722,368	1.03 - 1.64	46,825,587	0.62	1.15 - 2.10	(8.95) - (8.01)
	2017	38,864,229	1.14 - 1.78	62,679,865	0.75	1.15 - 2.10	16.01 - 17.19
BHFTI MetLife Multi-Index	2021	150,271	16.88 - 17.75	2,642,844	1.72	1.15 - 1.70	7.87 - 8.46
Targeted Risk Subaccount	2020	176,506	15.52 - 16.37	2,865,824	2.19	1.15 - 1.80	4.65 - 5.34
	2019	202,747	14.83 - 15.54	3,124,500	2.12	1.15 - 1.80	19.54 - 20.32
	2018	236,738	12.37 - 12.91	3,039,231	1.76	1.15 - 1.85	(8.90) - (8.25)
	2017	321,599	13.58 - 14.07	4,494,812	1.47	1.15 - 1.85	13.43 - 14.23
BHFTI MFS® Research	2021	14,013,969	2.18 - 2.66	36,548,003	0.95	1.15 - 2.05	9.45 - 10.44
International Subaccount	2020	16,238,484	1.99 - 2.41	38,379,380	2.24	1.15 - 2.05	10.72 - 11.72
	2019	18,168,994	1.80 - 2.16	38,489,630	1.34	1.15 - 2.05	25.71 - 26.85
	2018	21,113,036	1.43 - 1.70	35,270,007	1.95	1.15 - 2.05	(15.75) - (14.98)
	2017	24,300,181	1.70 - 2.00	47,795,427	1.74	1.15 - 2.05	25.56 - 26.69
BHFTI Morgan Stanley	2021	2,426,031	6.61 - 8.26	19,413,425	—	1.15 - 2.05	(12.59) - (11.80)
Discovery Subaccount	2020	3,027,870	7.56 - 9.37	27,549,746	—	1.15 - 2.05	147.98 - 150.22
	2019	3,688,849	3.05 - 3.74	13,425,627	—	1.15 - 2.05	37.29 - 38.53
	2018	4,365,053	2.22 - 2.70	11,480,209	—	1.15 - 2.05	7.90 - 8.88
	2017	5,401,379	2.06 - 2.48	13,076,853	0.15	1.15 - 2.05	37.08 - 38.32
BHFTI PanAgora Global	2021	425,396	1.48 - 1.52	641,621	—	1.15 - 1.45	4.86 - 5.18
Diversified Risk Subaccount	2020	540,828	1.42 - 1.44	776,398	3.18	1.15 - 1.45	10.23 - 10.57
	2019	761,874	1.28 - 1.31	990,807	3.10	1.15 - 1.45	20.24 - 20.60
	2018	1,029,854	1.05 - 1.08	1,112,577	—	1.15 - 1.45	(9.30) - (8.65)
	2017	1,311,017	1.16 - 1.19	1,549,000	—	1.15 - 1.85	10.54 - 11.31
BHFTI PanAgora Global	2021	285,809	13.19 - 14.83	4,198,370	—	1.15 - 1.85	10.58 - 11.35
Diversified Risk II	2020	338,030	11.86 - 13.32	4,463,556	2.34	1.15 - 1.85	1.13 - 1.84
Subaccount	2019	378,002	11.66 - 13.08	4,904,998	2.96	1.15 - 1.85	17.72 - 18.55
	2018	454,871	9.84 - 11.03	4,983,217	0.38	1.15 - 1.85	(8.07) - (7.43)
	2017	562,339	10.64 - 11.92	6,661,455	1.67	1.15 - 1.85	7.80 - 8.55

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PIMCO Inflation	2021	1,697,089	16.07 - 18.32	30,448,687	0.73	1.15 - 1.85	3.49 - 4.22
Protected Bond Subaccount	2020	1,694,245	15.53 - 17.58	29,174,218	2.74	1.15 - 1.85	9.49 - 10.26
	2019	1,938,548	14.19 - 15.94	30,300,961	3.40	1.15 - 1.85	6.29 - 7.03
	2018	2,239,070	12.93 - 14.89	32,741,214	1.59	1.15 - 2.05	(4.40) - (3.53)
	2017	2,582,276	13.53 - 15.44	39,175,553	1.56	1.15 - 2.05	1.37 - 2.29
BHFTI PIMCO Total Return	2021	60,204,601	1.74 - 2.12	124,473,138	1.81	1.15 - 2.10	(3.44) - (2.52)
Subaccount	2020	63,273,699	1.80 - 2.17	134,330,380	3.77	1.15 - 2.10	6.25 - 7.27
	2019	68,097,290	1.69 - 2.02	134,897,485	2.87	1.15 - 2.10	6.21 - 7.22
	2018	77,017,148	1.59 - 1.89	142,425,372	1.36	1.15 - 2.10	(2.31) - (1.38)
	2017	86,502,571	1.63 - 1.91	162,346,191	1.75	1.15 - 2.10	2.33 - 3.31
BHFTI Schroders Global	2021	1,635,486	1.64 - 1.72	2,787,523	0.32	1.15 - 1.60	9.65 - 10.15
Multi-Asset Subaccount	2020	2,183,175	1.47 - 1.56	3,380,567	1.77	1.15 - 1.80	0.28 - 0.94
	2019	2,442,073	1.47 - 1.54	3,745,735	1.47	1.15 - 1.80	19.33 - 20.10
	2018	2,923,845	1.23 - 1.28	3,737,536	1.65	1.15 - 1.80	(11.05) - (10.47)
	2017	2,073,223	1.38 - 1.43	2,961,086	0.77	1.15 - 1.80	12.26 - 12.99
BHFTI SSGA Growth and	2021	1,778,441	21.39 - 23.78	41,751,675	1.79	1.15 - 1.80	11.36 - 12.08
Income ETF Subaccount	2020	2,020,988	19.21 - 21.21	42,347,848	2.65	1.15 - 1.80	7.86 - 8.57
	2019	2,304,382	17.81 - 19.54	44,499,074	2.31	1.15 - 1.80	17.48 - 18.24
	2018	2,671,371	14.86 - 16.53	43,665,727	2.33	1.15 - 1.95	(8.34) - (7.59)
	2017	3,086,506	16.21 - 17.88	54,619,704	2.47	1.15 - 1.95	13.63 - 14.54
BHFTI SSGA Growth ETF	2021	1,407,313	23.41 - 25.60	35,693,159	1.45	1.15 - 1.70	15.62 - 16.26
Subaccount	2020	1,604,927	20.25 - 22.02	35,043,169	2.42	1.15 - 1.70	8.88 - 9.48
	2019	1,841,303	18.60 - 20.11	36,721,231	1.94	1.15 - 1.70	20.38 - 21.04
	2018	2,200,270	14.94 - 16.62	36,265,365	2.01	1.15 - 1.95	(10.52) - (9.80)
	2017	2,594,661	16.70 - 18.42	47,420,514	2.11	1.15 - 1.95	17.33 - 18.27
BHFTI T. Rowe Price Mid Cap	2021	14,201,708	3.64 - 4.21	58,279,363	—	1.15 - 1.85	12.87 - 13.66
Growth Subaccount	2020	17,379,980	3.22 - 3.70	62,852,742	0.03	1.15 - 1.85	21.64 - 22.50
	2019	22,200,132	2.65 - 3.02	65,565,191	0.03	1.15 - 1.85	28.67 - 29.57
	2018	27,082,361	1.99 - 2.33	61,770,553	—	1.15 - 1.95	(4.19) - (3.32)
	2017	32,615,117	2.07 - 2.41	77,080,310	—	1.15 - 2.05	22.22 - 23.32
BHFTI Victory Sycamore Mid	2021	6,397,421	5.28 - 6.57	40,887,359	1.13	1.15 - 2.10	29.06 - 30.29
Cap Value Subaccount	2020	8,053,722	4.09 - 5.05	39,580,972	1.42	1.15 - 2.10	5.40 - 6.41
	2019	8,767,040	3.88 - 4.74	40,517,840	1.08	1.15 - 2.10	26.30 - 27.51
	2018	10,225,484	3.07 - 3.72	37,100,215	0.56	1.15 - 2.10	(12.03) - (11.18)
	2017	12,050,422	3.49 - 4.19	49,292,430	0.92	1.15 - 2.10	7.21 - 8.23
BHFTI Western Asset	2021	217,817	11.48 - 12.04	2,594,462	2.10	1.15 - 1.60	(3.53) - (3.09)
Management Government	2020	308,570	11.90 - 12.42	3,803,683	2.03	1.15 - 1.60	5.96 - 6.44
Income Subaccount	2019	190,853	11.23 - 11.67	2,214,706	2.90	1.15 - 1.60	5.79 - 6.26
	2018	135,598	10.41 - 10.98	1,477,913	2.59	1.15 - 1.70	(1.91) - (1.21)
	2017	162,994	10.61 - 11.12	1,799,917	2.19	1.15 - 1.85	0.72 - 1.43
BHFTII Baillie Gifford	2021	11,414,463	2.04 - 2.61	28,552,022	0.81	1.15 - 1.95	(2.81) - (2.04)
International Stock	2020	12,928,604	2.10 - 2.66	33,054,182	1.85	1.15 - 1.85	23.94 - 24.92
Subaccount	2019	15,238,166	1.69 - 2.13	31,219,510	1.18	1.15 - 1.85	29.98 - 31.05
	2018	18,005,609	1.25 - 1.63	28,188,112	1.01	1.15 - 2.10	(18.83) - (18.05)
	2017	20,191,908	1.54 - 1.98	38,604,217	1.08	1.15 - 2.10	32.12 - 33.38

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Bond	2021	7,256,774	5.45 - 7.69	52,710,425	2.58	1.15 - 2.00	(2.66) - (1.77)
Income Subaccount	2020	7,674,201	5.60 - 7.83	56,868,655	3.43	1.15 - 2.00	6.18 - 7.14
	2019	8,570,761	5.27 - 7.31	59,251,300	3.65	1.15 - 2.00	7.38 - 8.35
	2018	9,863,852	4.91 - 6.74	62,987,001	3.19	1.15 - 2.00	(2.59) - (1.70)
	2017	11,693,123	5.04 - 6.86	76,114,473	2.96	1.15 - 2.00	1.80 - 2.71
BHFTII BlackRock Capital	2021	6,271,632	7.10 - 14.58	88,535,905	—	1.15 - 1.85	18.67 - 19.63
Appreciation Subaccount	2020	7,066,158	5.95 - 12.19	83,443,668	—	1.15 - 1.85	37.73 - 38.83
	2019	8,200,460	4.29 - 8.78	69,824,410	0.13	1.15 - 1.85	30.09 - 31.14
	2018	9,309,372	3.28 - 6.70	60,521,607	0.07	1.15 - 2.10	0.12 - 1.09
	2017	10,974,587	3.25 - 6.62	70,624,858	0.05	1.15 - 2.10	30.96 - 32.21
BHFTII BlackRock	2021	8,804,746	1.68 - 2.29	19,227,642	0.10	1.15 - 1.95	(2.37) - (1.53)
Ultra-Short Term Bond	2020	9,186,620	1.72 - 2.33	20,367,625	1.67	1.15 - 1.95	(1.75) - (0.92)
Subaccount	2019	10,952,426	1.75 - 2.35	24,441,655	1.63	1.15 - 1.95	(0.09) - 0.76
	2018	11,888,092	1.75 - 2.33	26,517,110	0.77	1.15 - 1.95	(0.42) - 0.43
	2017	13,163,327	1.76 - 2.32	29,175,449	0.10	1.15 - 1.95	(1.30) - (0.46)
BHFTII Brighthouse Asset	2021	1,958,085	16.50 - 18.55	35,609,584	2.98	1.15 - 1.85	1.78 - 2.50
Allocation 20 Subaccount	2020	2,237,475	16.21 - 18.09	39,687,175	2.81	1.15 - 1.85	7.50 - 8.26
	2019	2,370,602	15.08 - 16.71	38,963,613	2.15	1.15 - 1.85	9.69 - 10.46
	2018	2,749,612	13.56 - 15.13	40,977,391	2.22	1.15 - 1.95	(4.50) - (3.73)
	2017	3,340,464	14.20 - 15.72	51,733,623	2.06	1.15 - 1.95	4.87 - 5.71
BHFTII Brighthouse Asset	2021	3,331,490	19.40 - 21.81	71,185,223	2.64	1.15 - 1.85	5.45 - 6.19
Allocation 40 Subaccount	2020	3,999,130	18.40 - 20.54	80,490,716	2.68	1.15 - 1.85	9.00 - 9.76
	2019	4,385,762	16.88 - 18.71	80,648,745	2.19	1.15 - 1.85	13.48 - 14.27
	2018	5,225,371	14.48 - 16.37	84,218,232	2.00	1.15 - 2.05	(6.35) - (5.50)
	2017	6,212,020	15.46 - 17.33	105,938,516	2.00	1.15 - 2.05	8.40 - 9.38
BHFTII Brighthouse Asset	2021	12,724,055	22.59 - 25.39	316,822,931	2.12	1.15 - 1.85	8.87 - 9.64
Allocation 60 Subaccount	2020	14,697,434	20.75 - 23.16	334,376,474	2.20	1.15 - 1.85	11.76 - 12.55
	2019	16,511,637	18.57 - 20.58	334,088,007	1.95	1.15 - 1.85	17.23 - 18.06
	2018	19,029,642	15.62 - 17.43	326,560,244	1.64	1.15 - 1.85	(7.95) - (7.20)
	2017	22,658,717	16.97 - 18.78	419,376,606	1.72	1.15 - 1.95	12.52 - 13.42
BHFTII Brighthouse Asset	2021	18,770,822	25.51 - 29.15	538,269,555	1.67	1.15 - 1.95	12.50 - 13.40
Allocation 80 Subaccount	2020	21,546,586	22.68 - 25.71	545,305,607	1.81	1.15 - 1.95	14.34 - 15.26
	2019	24,213,484	19.83 - 22.30	532,240,958	1.76	1.15 - 1.95	21.34 - 22.31
	2018	27,812,322	16.12 - 18.24	500,294,112	1.31	1.15 - 1.95	(9.99) - (9.17)
	2017	31,992,359	17.91 - 20.08	634,108,459	1.55	1.15 - 2.05	16.75 - 17.80
BHFTII Brighthouse/Artisan	2021	9,906,700	6.47 - 8.45	80,067,116	0.83	1.15 - 2.05	24.14 - 25.26
Mid Cap Value Subaccount	2020	12,096,895	5.22 - 6.75	78,218,144	0.80	1.15 - 2.05	3.93 - 4.87
	2019	12,859,922	5.02 - 6.43	79,402,025	0.60	1.15 - 2.05	21.05 - 22.15
	2018	14,811,278	4.13 - 5.27	74,950,168	0.47	1.15 - 2.10	(15.14) - (14.33)
	2017	16,636,183	4.86 - 6.15	98,369,499	0.57	1.15 - 2.10	10.32 - 11.37
BHFTII	2021	88,555	96.00 - 114.65	9,742,479	1.63	1.15 - 1.65	11.87 - 12.43
Brighthouse/Wellington	2020	105,690	80.10 - 101.98	10,346,110	1.92	1.15 - 1.85	15.29 - 16.10
Balanced Subaccount	2019	124,310	69.48 - 87.84	10,535,042	1.97	1.15 - 1.85	20.47 - 21.31
	2018	134,543	57.67 - 72.40	9,385,122	1.43	1.15 - 1.85	(5.78) - (5.11)
	2017	159,591	61.21 - 76.30	11,778,334	1.69	1.15 - 1.85	12.75 - 13.54

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII	2021	17,865,868	9.24 - 11.48	196,690,242	1.27	1.15 - 1.95	21.83 - 22.81
Brighthouse/Wellington Core	2020	21,307,202	7.58 - 9.35	191,371,069	1.46	1.15 - 1.95	8.93 - 9.81
Equity Opportunities	2019	23,823,187	6.96 - 8.51	195,141,660	1.46	1.15 - 1.95	28.25 - 29.28
Subaccount	2018	28,383,995	5.43 - 6.59	180,069,240	1.60	1.15 - 1.95	(2.19) - (1.40)
	2017	34,303,062	5.55 - 6.68	221,061,335	1.41	1.15 - 1.95	16.63 - 17.56
BHFTII Frontier Mid Cap	2021	63,009	131.72 - 166.76	10,123,030	—	1.15 - 1.85	12.29 - 13.07
Growth Subaccount	2020	73,797	117.30 - 147.48	10,508,912	—	1.15 - 1.85	28.97 - 29.88
	2019	84,228	90.95 - 113.55	9,249,869	—	1.15 - 1.85	30.40 - 31.32
	2018	105,040	67.64 - 86.47	8,799,388	—	1.15 - 1.85	(7.73) - (6.98)
	2017	122,237	73.31 - 92.96	11,004,433	—	1.15 - 1.95	22.53 - 23.51
BHFTII Jennison Growth	2021	8,244,687	2.43 - 2.98	23,576,569	—	1.15 - 2.10	14.57 - 15.66
Subaccount	2020	11,827,127	2.12 - 2.58	29,412,018	0.07	1.15 - 2.10	53.34 - 54.80
	2019	12,285,594	1.38 - 1.67	19,746,654	0.25	1.15 - 2.10	29.81 - 31.05
	2018	13,800,213	1.06 - 1.27	16,975,030	0.17	1.15 - 2.10	(1.93) - (0.93)
	2017	16,308,688	1.08 - 1.28	20,267,880	0.13	1.15 - 2.10	34.22 - 35.56
BHFTII Loomis Sayles Small	2021	5,690,744	8.67 - 11.40	62,376,401	0.03	1.15 - 2.05	19.18 - 20.37
Cap Core Subaccount	2020	6,824,030	7.28 - 9.47	62,222,063	0.04	1.15 - 2.05	9.51 - 10.61
	2019	7,447,233	6.64 - 8.56	61,504,118	0.01	1.15 - 2.05	22.69 - 23.92
	2018	8,568,264	5.42 - 6.91	57,178,423	0.01	1.15 - 2.05	(13.11) - (12.23)
	2017	10,005,879	6.23 - 7.87	76,150,387	0.16	1.15 - 2.05	12.63 - 13.76
BHFTII Loomis Sayles Small	2021	4,071,718	3.63 - 4.20	16,700,568	—	1.15 - 1.85	7.73 - 8.48
Cap Growth Subaccount	2020	4,956,637	3.37 - 3.87	18,774,655	—	1.15 - 1.85	31.58 - 32.51
	2019	5,840,857	2.56 - 2.92	16,703,559	—	1.15 - 1.85	24.19 - 25.06
	2018	6,744,265	1.99 - 2.33	15,446,789	—	1.15 - 1.85	(1.77) - (0.87)
	2017	9,124,981	2.03 - 2.35	21,108,155	—	1.15 - 2.05	24.12 - 25.24
BHFTII MetLife Aggregate	2021	17,664,781	1.59 - 1.91	32,937,104	2.36	1.15 - 1.95	(4.11) - (3.34)
Bond Index Subaccount	2020	18,179,386	1.66 - 1.98	35,097,961	2.70	1.15 - 1.95	4.94 - 5.79
	2019	19,271,654	1.58 - 1.87	35,208,695	2.95	1.15 - 1.95	6.25 - 7.10
	2018	22,089,336	1.49 - 1.75	37,712,932	2.83	1.15 - 1.95	(2.38) - (1.60)
	2017	25,203,021	1.52 - 1.78	43,752,963	2.69	1.15 - 1.95	0.98 - 1.79
BHFTII MetLife Mid Cap	2021	6,669,352	4.76 - 5.53	36,040,475	0.89	1.15 - 1.85	21.79 - 22.65
Stock Index Subaccount	2020	8,462,507	3.91 - 4.51	37,355,811	1.22	1.15 - 1.85	11.07 - 11.86
	2019	9,163,702	3.52 - 4.03	36,187,935	1.13	1.15 - 1.85	23.27 - 24.13
	2018	10,443,703	2.80 - 3.25	33,252,095	1.03	1.15 - 1.95	(13.23) - (12.53)
	2017	12,196,395	3.23 - 3.71	44,435,808	1.17	1.15 - 1.95	13.40 - 14.31
BHFTII MetLife MSCI EAFE®	2021	13,173,099	1.75 - 2.11	27,128,927	1.59	1.15 - 1.95	8.35 - 9.22
Index Subaccount	2020	15,716,624	1.62 - 1.93	29,695,770	2.95	1.15 - 1.95	5.49 - 6.34
	2019	17,125,650	1.53 - 1.81	30,436,708	2.50	1.15 - 1.95	19.20 - 20.16
	2018	19,172,718	1.28 - 1.51	28,391,812	2.81	1.15 - 1.95	(15.75) - (15.07)
	2017	21,048,288	1.53 - 1.78	36,722,285	2.53	1.15 - 1.95	22.21 - 23.19
BHFTII MetLife Russell 2000®	2021	6,302,421	4.39 - 5.28	32,377,175	0.81	1.15 - 1.95	12.02 - 12.92
Index Subaccount	2020	7,655,359	3.92 - 4.68	34,851,322	1.15	1.15 - 1.95	17.04 - 17.98
	2019	8,495,325	3.35 - 3.96	32,817,703	0.94	1.15 - 1.95	22.88 - 23.87
	2018	9,804,270	2.72 - 3.20	30,610,079	0.90	1.15 - 1.95	(12.91) - (12.20)
	2017	11,388,248	3.13 - 3.65	40,555,136	1.02	1.15 - 1.95	12.19 - 13.09

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Stock Index	2021	4,641,916	12.42 - 16.00	71,378,907	1.38	1.15 - 1.95	25.57 - 26.58
Subaccount	2020	5,514,367	9.89 - 12.64	67,231,567	1.71	1.15 - 1.95	15.54 - 16.48
	2019	6,127,239	8.56 - 10.85	64,164,809	1.95	1.15 - 1.95	28.28 - 29.31
	2018	7,076,865	6.67 - 8.39	57,486,325	1.62	1.15 - 1.95	(6.68) - (5.93)
	2017	8,291,362	7.15 - 8.92	71,647,212	1.58	1.15 - 1.95	18.90 - 19.85
BHFTII MFS® Total Return	2021	2,356,571	7.50 - 101.82	33,138,576	1.70	1.15 - 2.10	11.57 - 12.63
Subaccount	2020	2,683,722	6.72 - 90.49	32,970,545	2.25	1.15 - 2.10	7.21 - 8.23
	2019	3,233,364	6.27 - 83.70	35,579,694	2.19	1.15 - 2.10	17.57 - 18.70
	2018	3,556,526	5.33 - 70.58	33,238,215	2.10	1.15 - 2.10	(7.78) - (6.89)
	2017	4,167,462	5.78 - 75.89	41,328,963	2.35	1.15 - 2.10	9.84 - 10.89
BHFTII MFS® Value	2021	23,558,123	2.41 - 25.84	98,346,377	1.42	1.15 - 2.05	22.86 - 23.97
Subaccount	2020	27,326,062	1.95 - 20.87	91,982,578	1.79	1.15 - 2.05	1.64 - 2.56
	2019	29,871,571	1.90 - 20.36	98,166,266	1.76	1.15 - 2.05	27.37 - 28.52
	2018	35,603,738	1.48 - 15.87	90,589,419	1.45	1.15 - 2.10	(12.08) - (11.23)
	2017	29,791,367	1.67 - 17.89	87,664,145	1.89	1.15 - 2.10	15.20 - 16.46
BHFTII Neuberger Berman	2021	13,598,864	4.73 - 5.85	77,300,405	0.01	1.15 - 2.05	15.72 - 16.85
Genesis Subaccount	2020	16,139,202	4.09 - 5.01	78,646,737	0.03	1.15 - 2.05	22.22 - 23.53
	2019	18,349,443	3.34 - 4.05	72,486,332	0.06	1.15 - 2.05	26.78 - 28.01
	2018	21,332,451	2.64 - 3.17	65,860,132	0.18	1.15 - 2.10	(8.88) - (7.96)
	2017	24,841,992	2.89 - 3.44	83,410,644	0.25	1.15 - 2.10	13.15 - 14.30
BHFTII T. Rowe Price Large	2021	9,217,166	5.76 - 70.19	65,019,423	—	1.15 - 2.10	17.46 - 18.58
Cap Growth Subaccount	2020	11,281,020	4.91 - 59.25	67,131,408	0.02	1.15 - 2.10	33.80 - 35.08
	2019	13,506,855	3.67 - 43.91	59,536,643	0.18	1.15 - 2.10	27.88 - 29.10
	2018	16,266,216	2.87 - 34.05	55,533,854	0.20	1.15 - 2.10	(3.22) - (2.29)
	2017	19,609,998	2.96 - 34.88	68,537,956	0.08	1.15 - 2.10	30.71 - 31.95
BHFTII T. Rowe Price Small	2021	3,407,354	6.02 - 7.16	23,685,361	—	1.15 - 1.85	9.32 - 10.08
Cap Growth Subaccount	2020	4,237,763	5.50 - 6.50	26,817,350	—	1.15 - 1.85	21.77 - 22.62
	2019	5,007,334	4.52 - 5.30	25,885,086	—	1.15 - 1.85	30.40 - 31.32
	2018	5,919,527	3.32 - 4.04	23,318,219	—	1.15 - 1.85	(8.68) - (7.85)
	2017	6,998,914	3.63 - 4.38	29,964,349	0.07	1.15 - 2.05	20.06 - 21.14
BHFTII Western Asset	2021	22,764,305	3.15 - 38.06	90,449,105	3.62	1.15 - 2.10	0.53 - 1.51
Management Strategic Bond	2020	25,374,408	3.13 - 37.59	99,515,703	5.80	1.15 - 2.10	4.44 - 5.55
Opportunities Subaccount	2019	27,874,183	3.00 - 35.74	103,785,227	4.73	1.15 - 2.10	11.92 - 12.99
	2018	31,795,612	2.68 - 31.71	105,000,046	5.20	1.15 - 2.10	(5.98) - (5.02)
	2017	36,351,505	2.85 - 33.50	126,827,144	3.77	1.15 - 2.10	5.75 - 6.78
BHFTII Western Asset	2021	17,849,343	1.64 - 2.04	34,750,419	2.38	1.15 - 1.85	(3.57) - (2.73)
Management U.S. Government	2020	20,002,692	1.70 - 2.10	40,243,001	3.09	1.15 - 1.85	2.98 - 3.83
Subaccount	2019	18,853,004	1.65 - 2.02	36,533,318	2.60	1.15 - 1.85	3.84 - 4.67
	2018	21,336,906	1.53 - 1.93	39,603,029	2.11	1.15 - 2.10	(1.30) - (0.36)
	2017	23,561,769	1.55 - 1.94	43,921,854	2.47	1.15 - 2.10	(0.34) - 0.61

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

2  These amounts represent annualized contract expenses of each of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

This page is intentionally left blank.

New England Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc. 31, 2021, 2020, and 2019)

Index to Statutory Basis Financial Statements

1

Deloitte & Touche LLP

650 S Tryon Street,

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
New England Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of New England Life Insurance Company (a wholly-owned subsidiary of Brighthouse Financial, Inc.) (the "Company"), which comprise the statutory- basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements.

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Commonwealth of Massachusetts Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

2

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•  Exercise professional judgment and maintain professional skepticism throughout the audit.

•  Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule and the supplemental schedule of selected financial data as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

Charlotte, NC
April 12, 2022

3

New England Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2021 and 2020

(In millions, except share data)

	2021	2020
Admitted Assets
Bonds	$956	$999
Mortgage loans	63	86
Cash, cash equivalents and short-term investments	80	57
Contract loans	396	407
Derivative assets	10	10
Other invested assets	15	17
Total invested assets	1,520	1,576
Investment income due and accrued	18	18
Premiums and annuity considerations deferred and uncollected	9	12
Net deferred tax asset	18	20
Other assets	53	40
Total assets excluding Separate Accounts	1,618	1,666
Separate Account assets	8,239	7,983
Total Admitted Assets	$9,857	$9,649
Liabilities and Capital and Surplus
Liabilities
Reserves for life and health insurance and annuities	$1,098	$1,140
Liability for deposit-type contracts	12	12
Dividends due to policyholders	3	3
Interest maintenance reserve	17	19
Other policy liabilities	49	44
Asset valuation reserve	13	13
Payable for collateral received	12	14
Funds held under reinsurance treaties	78	73
Employee benefit plans	105	111
Net transfers to (from) Separate Accounts due and accrued	(10)	(12)
Amounts withheld or retained as agent or trustee	69	68
Other liabilities	33	30
Total liabilities excluding Separate Accounts	1,479	1,515
Separate Account liabilities	8,239	7,983
Total Liabilities	9,718	9,498
Capital and Surplus
Capital stock (par value $125 per share, 50,000 shares authorized, 20,000 issued and outstanding)	3	3
Paid-in surplus	2	2
Unassigned surplus (deficit)	134	146
Total Capital and Surplus	139	151
Total Liabilities and Capital and Surplus	$9,857	$9,649

See accompanying notes to statutory financial statements
4

New England Life Insurance Company

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2021, 2020, and 2019

(In millions)

	2021	2020	2019
Income
Premiums and annuity considerations	$91	$126	$150
Considerations for supplementary contracts and dividend accumulations	6	5	4
Net investment income	65	68	71
Reserve adjustments on reinsurance ceded	(581)	(398)	(507)
Other income (loss)	199	146	155
Total income	(220)	(53)	(127)
Benefits and Expenses
Benefit payments	508	436	489
Changes to reserves, deposit funds and other policy liabilities	9	(46)	(7)
Insurance expenses and taxes (other than Federal income and capital gains taxes)	57	63	69
Net transfers to (from) Separate Accounts	(838)	(631)	(739)
Total benefits and expenses before dividends to policyholders	(264)	(178)	(188)
Gain (loss) from operations before dividends to policyholders and Federal income tax	44	125	61
Dividends to policyholders	4	4	4
Gain (loss) from operations before Federal income tax	40	121	57
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	2	16	(3)
Gain (loss) from operations	38	105	60
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	2	—	1
Net Income (Loss)	40	105	61
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	—	1	—
Change in net deferred income tax	(3)	(5)	(11)
Change in nonadmitted assets	—	6	(5)
Change in asset valuation reserve	—	(1)	(2)
Capital and surplus paid in (out)	—	2	—
Change in surplus as a result of reinsurance	(3)	(3)	(3)
Dividends to stockholder	(44)	(61)	(131)
Other — net	(2)	(9)	(6)
Net Change in Capital and Surplus	(12)	35	(97)
Capital and Surplus at Beginning of Year	151	116	213
Capital and Surplus at End of Year	$139	$151	$116

See accompanying notes to statutory financial statements
5

New England Life Insurance Company

Statutory Statements of Cash Flow
For the Years Ended December 31, 2021, 2020, and 2019

(In millions)

	2021	2020	2019
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$191	$150	$133
Net investment income received	64	66	67
Other income (loss) received	152	144	153
Total receipts	407	360	353
Benefits paid	1,100	814	960
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	101	66	73
Net transfers to (from) Separate Accounts	(841)	(627)	(743)
Dividends paid to policyholders	4	4	4
Federal income tax paid (recovered) (net of tax on capital gains and losses)	7	10	7
Total payments	371	267	301
Net cash provided by (used in) operations	36	93	52
Cash from investments
Proceeds from invested assets sold, matured or repaid	183	127	606
Cost of invested assets acquired	(115)	(179)	(502)
Net change in contract loans	12	9	3
Net cash provided by (used in) investments	80	(43)	107
Cash from financing and other sources
Net capital changes paid in (out)	—	2	—
Dividends to stockholder	(44)	(61)	(131)
Net change in deposit-type contracts	(1)	1	2
Net change in payable for collateral received	(2)	(2)	6
Other-net	(46)	(12)	(7)
Net cash provided by (used in) financing and other sources	(93)	(72)	(130)
Net change in cash, cash equivalents and short-term investments	23	(22)	29
Cash, cash equivalents and short-term investments:
Beginning of year	57	79	50
End of year	$80	$57	$79
Supplemental disclosures of cash flow information for non-cash transactions:
Initial settlement of ceded premiums related to reinsurance agreement	$(92)	$—	$—
Initial settlement of funds withheld related to reinsurance agreement	$50	$—	$—
Initial settlement of commissions related to reinsurance agreement	$42	$—	$—

See accompanying notes to statutory financial statements
6

New England Life Insurance Company

Notes to Statutory Financial Statements
For the Years Ended December 31, 2021, 2020, and 2019

Note 1 — Summary of Significant Accounting Policies

Business

The New England Life Insurance Company (the "Company") is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("Brighthouse"). The Company is domiciled in the Commonwealth of Massachusetts ("Massachusetts") and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia.

The Company does not currently write new insurance business. The Company has in-force variable and universal life insurance policies, fixed and variable annuities, participating and non-participating traditional life insurance policies, pension products, and group life and disability policies. The Company also has in-force a small block of health insurance policies, which are administered by a third party.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commissioner of Insurance in the Massachusetts Division of Insurance (the "Division"). The Division requires that insurance companies domiciled in Massachusetts prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP").

The Division has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, referred to in these statutory financial statements as Massachusetts Statutory Accounting Principles ("MA SAP"), none of which affect the financial statements of the Company.

MA SAP comprises a basis of accounting which differs from generally accepted accounting principles ("GAAP"). The more significant differences are as follows:

•  Policy acquisition costs are charged to expense as incurred under MA SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in proportion to actual and estimated future gross premiums, margins or profits;

•  Insurance reserves are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and company experience, except for reserves for variable annuities where assumptions are based on prudent estimates as of the valuation date; whereas under GAAP, reserving assumptions are generally based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation, or the account value plus a reserve for additional benefits, that is based on current assumptions, for fund based products;

•  Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit) including a portion of deferred income tax assets ("DTA"), certain prepaid assets;

•  Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for MA SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

•  Certain reinsurance agreements are accounted for as reinsurance under both MA SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under MA SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. MA SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under MA SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under MA SAP but are reported as a reduction of commission expense under GAAP;

7

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

•  Under MA SAP, investments in bonds are generally carried at amortized cost. Bonds with an estimated fair value lower than book-adjusted carrying value are evaluated based on expected cash flows and credit circumstances of the issuer to determine whether such impairment is other- than-temporary. Other-than-temporary impairments ("OTTI") or credit losses are recorded as a write-down of the book-adjusted carrying value with a corresponding charge as a realized loss on the Statement of Operations. Subsequent recoveries of credit losses are not recognized until sale or disposal of corporate bonds and as adjustments to accretable yield with periodic accretion adjusted over the remaining life of the bond for loan-backed and structured securities Under GAAP, investments in bonds have one of three classifications. Those classified as held-to- maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings. If any decline in estimated fair value of a bond is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). Any subsequent improvement in expected cash flows of a particular bond for which a credit allowance exists is recorded as a recovery of credit losses within investment gains and (losses);

•  Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan's carrying value may not be adjusted to reflect this increase in value. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow ("DCF") methodologies using the loan's original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan's carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;

•  An asset valuation reserve ("AVR") liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;

•  An Interest Maintenance Reserve ("IMR") is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;

•  Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in replication synthetic asset transactions ("RSATs"), which are carried at amortized cost; and (iii) exchange- traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, if a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses);

•  Deferred income tax is calculated based on temporary differences between MA SAP and tax- basis reporting, subject to certain asset admission limitations for DTAs, rather than the difference between GAAP and tax-basis reporting, without asset admission limitations;

•  For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;

•  Gains on certain economic transactions with related parties, defined as arm's-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under MA SAP rather than deferred until the assets are sold to third parties as required under GAAP;

•  Under MA SAP, liabilities reported or disclosed at fair value do not incorporate the Company's non-performance risk, as they do in GAAP.

8

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Accounting Changes and Correction of Errors

The Company had no accounting changes or correction of errors during 2021.

GAAP Equity and Income (Unaudited)

GAAP consolidated net income attributable to the Company was ($55) million, $108 million, and $106 million for the years ended December 31, 2021, 2020, and 2019, respectively. GAAP consolidated stockholder's equity attributable to the Company was $537 million, $672 million, and $582 million at December 31, 2021, 2020, and 2019, respectively.

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. OTTI losses are recorded as realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the constant yield method taking into consideration specified interest and principal provisions over the life of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and asset-backed securities ("ABS") (collectively "loan-backed securities"). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities and ABS are estimated using inputs obtained from third party specialists and are based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities and ABS, the effective yield is recalculated on a retrospective basis.

The NAIC has adopted revised designation methodologies for loan-backed securities based on the NAIC's estimate of expected losses on such securities. The revised designation methodologies resulted in certain loan-backed securities having an initial NAIC designation and a final NAIC designation, which were used for determining the carrying value of the security and for annual statement and risk-based capital ("RBC") reporting, respectively. Loan-backed securities with initial NAIC designations of 1 through 5 are stated at amortized cost. Loan-backed securities with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value and are reported in accordance with the final NAIC designations.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 " — Evaluating Temporarily Impaired Bonds for OTTI." Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company's intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities and ABS; (viii) the potential for

9

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security's amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan's underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan-to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property's financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan

10

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to- value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

The Company may grant concessions related to a particular borrower's financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value or policy reserves is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of other limited partnership interests and joint ventures. Other limited partnership interests and joint ventures are carried at the underlying audited GAAP equity, with the Company's share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividend and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships' unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

11

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The Company uses swaps and options to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market (referred to herein as RSATs).

MA SAP restricts the Company's use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives ("SSAP 86"), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability ("cash flow hedge"). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and estimated fair value derivatives that hedge various assets and liabilities including bonds and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

12

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed on the Net Premium Method or Commissioners' Reserve Valuation Method as appropriate. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, Commissioners' Annuity Reserve Valuation Method or VM-21 as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by Massachusetts Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in "valuation basis," are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by MA SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual

13

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

premium option dividends earned on the policy anniversary date are credited against the next premium. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of policy.

Foreign Currency Translation

The Company also holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company's investments in investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains and losses on the investments of the Separate Accounts, accrue directly to contract holders and accordingly, are not reflected in the Company's Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Income Tax

The Company files a stand-alone Federal income tax return.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and deferred tax liabilities ("DTL"), subject to certain limitations. Changes in DTA and DTL, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

DTA are limited to: (i) the amount of Federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service ("IRS") tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period's statement, adjusted to exclude any net DTA, electronic data processing equipment and operating software and any net positive goodwill plus; (iii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•  the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

•  the jurisdiction in which the DTA was generated;

•  the length of time that carryforwards can be utilized in the various taxing jurisdictions;

•  future taxable income exclusive of reversing temporary differences and carryforwards;

•  future reversals of existing taxable temporary differences;

•  taxable income in prior carryback years; and

•  tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes

14

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm's-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., "permanence." Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

COVID-19 Pandemic

The Company continues to closely monitor developments related to the worldwide pandemic sparked by the novel coronavirus, ("COVID-19 pandemic"), which has negatively impacted the Company in certain respects. At this time, it continues to not be possible to estimate the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" of the pandemic or the efficacy of any therapeutic treatments and vaccines for COVID-19, including their efficacy with respect to variants of COVID-19 that have emerged or could emerge in the future. It is likewise not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on the economy at large and on the business, financial condition, results of operations, and prospects, including the impact on the Company's investment portfolio and its ratings, or the need for the Company in the future to revisit or revise aspects of the Company's business model or targets previously provided to the markets.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

15

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Estimated Fair Value of All Financial Instruments

Information related to the estimated fair value of financial instruments is shown below at December 31, (in millions):

	2021
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,042	$956	$66	$976	$—
Mortgage loans	65	63	—	—	65
Cash, cash equivalents and short-term investments	80	80	80	—	—
Contract loans	619	396	—	38	581
Derivative assets (1)	12	10	—	12	—
Other invested assets	2	2	—	2	—
Investment income due and accrued	18	18	—	18	—
Separate Account assets	8,239	8,239	—	8,239	—
Total assets	$10,077	$9,764	$146	$9,285	$646
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$12	$12	$—	$—	$12
Derivative liabilities (1)	—	—	—	—	—
Payable for collateral received	12	12	—	12	—
Investment contracts included in Separate Account liabilities	3	3	—	3	—
Total liabilities	$27	$27	$—	$15	$12
	2020
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,137	$999	$100	$1,033	$4
Mortgage loans	90	86	—	—	90
Cash, cash equivalents and short-term investments	57	57	57	—	—
Contract loans	686	407	—	37	649
Derivative assets (1)	13	10	—	13	—
Other invested assets	4	3	—	4	—
Investment income due and accrued	18	18	—	18	—
Separate Account assets	7,979	7,979	—	7,979	—
Total assets	$9,984	$9,559	$157	$9,084	$743
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$12	$12	$—	$—	$12
Derivative liabilities (1)	—	1	—	—	—
Payable for collateral received	14	14	—	14	—
Investment contracts included in Separate Account liabilities	3	3	—	3	—
Total liabilities	$29	$30	$—	$17	$12

(1)  Classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

16

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 —  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 —  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment. Investments classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

17

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Contract Loans

The estimated fair value for contract loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, using observable inputs and is classified as Level 2. For contract loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and is classified in Level 3.

Derivatives

For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled "Bonds, Cash, Cash Equivalents and Short-term Investments", based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified as Level 2.

Separate Account Assets and Investment Contracts Included in Separate Account Liabilities

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value ("NAV") provided by the fund managers.

Investment contracts included in Separate Account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these Separate Account liabilities, which represents an equivalent

18

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

summary total of the Separate Account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the Separate Account assets backing the investment contracts.

The difference between the estimated fair value of investment contracts included in Separate Account liabilities in the table above and the total recognized in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds represents amounts due under contracts that are accounted for as insurance contracts.

Investment Contracts Included in Liability for Deposit-Type Contracts

The estimated fair value of investment contracts included in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company's non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2021
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	8,239	—	8,239
Total assets	$—	$8,241	$—	$8,241
	2020
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	7,979	—	7,979
Total assets	$—	$7,981	$—	$7,981

(1)  Derivative assets presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives and RSATs.

(2)  Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities.

See "Determination of Estimated Fair Value" above for a description of the valuation technique(s) and the inputs used in the estimated fair value measurement for assets and liabilities measured and reported at estimated fair value.

19

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Note 3 — Investments

Bonds by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds owned at December 31, (in millions):

	2021				2020
	Book/ Adjusted Carrying	Gross Unrealized		Estimated	Book/ Adjusted Carrying	Gross Unrealized		Estimated Fair
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Value
Bonds
U.S. corporate	$559	$49	$2	$606	$542	$77	$—	$619
U.S. government and agency	102	26	—	128	128	37	—	165
Foreign corporate	96	5	2	99	120	9	1	128
CMBS	86	3	—	89	87	6	—	93
State and political subdivision	70	6	1	75	78	7	—	85
RMBS	37	2	—	39	41	3	—	44
ABS	6	—	—	6	3	—	—	3
Total bonds	$956	$91	$5	$1,042	$999	$139	$1	$1,137

The Company did not hold any non-income producing bonds at December 31, 2021 or 2020.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2021 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$6	$6
Due after one year through five years	154	160
Due after five years through ten years	227	250
Due after ten years	440	492
Subtotal	827	908
Loan-backed securities	129	134
Total	$956	$1,042

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

Cash equivalents and short-term investments have contractual maturities of one year or less.

20

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of securities):

	2021				2020
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$86	$2	$1	$—	$10	$—	$4	$—
Foreign corporate	23	2	8	—	21	1	—	—
CMBS	11	—	—	—	1	—	—	—
State and political subdivision	9	1	—	—	1	—	—	—
RMBS	3	—	3	—	—	—	3	—
ABS	5	—	—	—	—	—	—	—
Total bonds	$137	$5	$12	$—	$33	$1	$7	$—
Total number of securities in an unrealized loss position	63		4		13		2

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the year ended December 31, 2021 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

The Company did not impair any loan-backed securities to the estimated present value of projected future cash flows expected to be collected during the year ended December 31, 2021.

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by- security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company's OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds increased $4 million during the year ended December 31, 2021 to $5 million from $1 million at December 31, 2020. The increase in gross unrealized losses for the year ended December 31, 2021 was primarily attributable to increasing longer-term interest rates.

21

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2021		2020
	Amount	Percent	Amount	Percent
Agricultural	$36	57%	$59	68%
Commercial	27	43	27	32
Total mortgage loans, net	$63	100%	$86	100%

The Company had mortgage loan participations of $4 million at both December 31, 2021 and 2020.

Valuation Allowance by Portfolio Segment

At both December 31, 2021 and 2020, there were no valuation allowances on mortgage loans.

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company's total mortgage loans at December 31, 2021 were as follows:

State	Percent of Total Mortgage Loans
Texas	39%
California	22
Florida	13
Colorado	11
Total	85%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company's standards. The Company did not originate any mortgage loans during the year ended December 31, 2021. The maximum percentage of any one loan to the value of the underlying real estate at the time of the origination and originated during the year ended 2020 was 27%.

The Company did not fund any commercial mortgage loans during the year ended December 31, 2021, or 2020. The Company did not fund any agricultural mortgage loans during the year ended December 31, 2021. The maximum and minimum interest rate for agricultural mortgage loans funded during the year ended 2020 was 3.9%.

The Company reduced interest rates on one loan by 1.3% and 0.9%, respectively, with a recorded investment of less than $1 million, during the years ended December 31, 2021 and 2020.

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31, (dollars in millions):

	2021		2020
Loan-to-value ratios:	Recorded Investment	% of Total	Recorded Investment	% of Total
Less than 65%	$36	100%	$58	99%
65% to 75%	—	—	1	1
Total	$36	100%	$59	100%

22

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2021
Loan-to-value ratios:	Recorded Investment >1.20x	Recorded Investment <1.00x	Total	% of Total
Less than 65%	$2	$1	$3	13%
65% to 75%	23	—	23	85
76% to 80%	1	—	1	2
Total	$26	$1	$27	100%
	2020
Loan-to-value ratios:	Recorded Investment >1.20x	Recorded Investment <1.00x	Total	% of Total
Less than 65%	$4	$—	$4	14%
65% to 75%	23	—	23	85
76% to 80%	—	—	—	1
Total	$27	$—	$27	100%

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2021 and 2020. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at both December 31, 2021 and 2020.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at both December 31, 2021 and 2020.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2021, or 2020.

Concentrations of Credit Risk

The following table presents the book/adjusted carrying value of investments in any counterparty that were greater than 10% of surplus at December 31, (in millions):

	2021	2020
U.S government and agency securities	$102	$133
New York state and political subdivision bonds	16	16
California state and political subdivision bonds	16	19
Kite Reality Trust Group	15	—
Retail Properties of America Inc	—	15
Total	$149	$183

23

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Restricted Assets

The table below provides a summary of restricted assets, all of which are included in the General Account, at book/adjusted carrying value at December 31, (in millions):

	2021			2020
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$3	0.0%	0.0%	$3	0.0%	0.0%

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2021			2020
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps	$57	$10	$12	$73	$9	$13

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2021, 2020, and 2019 there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the original forecasted transactions will occur by the end of the originally specified time period or within two months of the anticipated date. For the years ended December 31, 2021, 2020, and 2019 there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2021, 2020, and 2019.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.
24

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Derivatives for Other than Hedging Purposes

The Company enters into credit default swaps used in RSATs for other than hedging purposes under SSAP 86.

The Company did not hold derivatives for other than hedging purposes at December 31, 2021 or 2020.

The average estimated fair value of derivatives held for other than hedging purposes was less than $1 million for the years ended December 31, 2021 and 2020.

The net realized gains (losses) on the derivatives held for other than hedging purposes was less than $1 million for each of the years ended December 31, 2021, 2020 and 2019.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company's financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31, (in millions):

	Asset		Liability
	2021	2020	2021	2020
Foreign currency swaps	$38	$58	$—	$4

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC- bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by clearing brokers or central clearing counterparties to such derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company's highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company's off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company's swaps was $2 million and $4 million at December 31, 2021 and 2020, respectively.

The estimated fair value of collateral consisting of various securities received by the Company on its OTC-bilateral derivatives as variation margin was $1 million and $0 million at December 31, 2021 and 2020, respectively.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The Company did not have any collateral pledged in connection with its OTC derivatives at December 31, 2021 and 2020.

25

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)		Securities (2)		Total
	2021	2020	2021	2020	2021	2020
Variation Margin:
OTC-bilateral	$12	$14	$1	$—	$13	$14

(1)  Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.

(2)  Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company or the counterparty. In addition, the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2021	2020	2019
Bonds	$38	$40	$43
Mortgage loans	3	4	4
Cash, cash equivalents and short-term investments	—	—	2
Contract loans	23	22	21
Derivatives	1	2	2
Other	2	1	—
Gross investment income	67	69	72
Less: investment expenses	2	3	3
Net investment income, before IMR amortization	65	66	69
IMR amortization	—	2	1
Net investment income	$65	$68	$71

26

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

	2021	2020	2019
Bonds	$(2)	$—	$22
Mortgage loans	1	—	—
Derivatives	3	—	—
Net realized capital gains (losses), before Federal income tax	2	—	22
Less: Federal income tax expense (benefit)	—	—	4
Net realized capital gains (losses), before IMR transfer	2	—	17
IMR transfer, net of Federal income tax expense (benefit) of less than $1 million, less than $1 million, and $5 million, respectively	—	—	17
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$2	$—	$—

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds, the related gross realized capital gains (losses) on bonds, which are generally determined on a specific identification basis, and the related foreign exchange capital gains (losses) on bonds were as follows for the years ended December 31, (in millions):

	2021	2020	2019
Proceeds from sales and disposals	$159	$149	$594
Gross realized capital gains on sales	$1	$3	$23
Gross realized capital losses on sales	$(1)	$(2)	$(1)
Foreign exchange capital losses on sales	$(2)	$(1)	$—

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2021	2020	2019
Number of CUSIPs	18	14	12
Aggregate Amount of Investment Income	$1	$1	$1

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC ("Brighthouse Services"), that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

27

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Reinsurance Agreements

The Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance") and Brighthouse Reinsurance Company of Delaware ("BRCD"), both of which are related parties.

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2021	2020	2019
Premiums and annuity considerations	$(14)	$(16)	$(15)
Reserve adjustments on reinsurance ceded	$(581)	$(398)	$(507)
Benefits payments	$(572)	$(386)	$(491)
Changes to reserves, deposit funds and other policy liabilities	$67	$20	$82

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2021	2020
Reserves for life and health insurance, annuities and deposit-type contracts	$(374)	$(440)
Funds held under reinsurance treaties	$31	$32

The Company ceded a block of business to BRCD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term policies issued by the Company in 2007 and 2008. Ceded aggregate reserves related to this business were $63 million and $65 million at December 31, 2021 and 2020, respectively; the Company recorded a funds withheld liability of $31 million and $32 million at December 31, 2021 and 2020, respectively; ceded premiums related to this business were less than a million for the years ended December 31, 2021, 2020, and 2019, respectively and pre-tax income (loss) was ($3) million for the year ended December 31, 2021, and ($1) million for both years ended December 31, 2020, and 2019, respectively.

The Company ceded certain variable annuities, including guaranteed minimum benefits, to Brighthouse Insurance. Financial impacts recorded by the Company for this business were aggregate ceded reserves of $252 million and $301 million at December 31, 2021 and 2020, respectively; ceded premiums of $5 million, $7 million, and $6 million for the years ended December 31, 2021, 2020, and 2019, respectively; ceded reserve adjustments on reinsurance of $581 million, $398 million, and $507 million for the years ended December 31, 2021, 2020, and 2019, respectively, ceded benefits of $564 million, $378 million, and $488 million for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company ceded 100% of its share of the liabilities for certain guaranteed benefits riders to Brighthouse Insurance. The Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus includes aggregate ceded reserves related to this business of $58 million and $73 million at December 31, 2021 and 2020, respectively; ceded premiums of $8 million for both years ended December 31, 2021 and 2020, and $9 million for the year ended December 31, 2019.

Investments

The Company did not report any investments in an insurance subsidiary, controlled and affiliated ("SCA"), for which the statutory capital and surplus reflects a departure from the NAIC statutory accounting practices and procedures during the year ended December 31, 2021.

Other

In the normal course of business, the Company transfers invested assets to affiliates and receives invested assets from affiliates. During the year ended December 31, 2021, the Company transferred invested assets, primarily consisting of mortgage loans to an affiliate with a book adjusted carrying value of $16 million and estimated fair value of $18 million. Net investment gains (losses) recognized on these transfers was $1 million. The Company did not transfer invested assets to affiliates for the year ended December 31, 2020.

The Company has entered into a Limited Liability Company Agreement (the "Agreement") with Brighthouse Investments Advisers, LLC and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

28

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $4 million and $4 million at December 31, 2021 and 2020, respectively. Payables to affiliates, included in other liabilities, totaled $9 million and $7 million at December 31, 2021 and 2020, respectively.

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$13	$9	$14	$12

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to BRCD. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For its individual annuity business, the Company reinsures to Brighthouse Insurance, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with certain variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, and funds withheld accounts. No single unrelated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2021	2020	2019
Premiums and annuity considerations	$(67)	$(42)	$(37)
Reserve adjustments on reinsurance ceded	$(581)	$(398)	$(507)
Benefits payments	$(634)	$(417)	$(516)
Changes to reserves, deposit funds and other policy liabilities	$121	$38	$114

29

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2021	2020
Reserves for life and health insurance, annuities and deposit-type contracts:	$(708)	$(791)
Funds held under reinsurance treaties:	$78	$73

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes trust agreements and funds held under reinsurance treaties. There was no unauthorized liability balance for the Company at both December 31, 2021, and 2020. Assets held in trust for reinsurance agreements totaled $44 million and $89 million at December 31, 2021, and 2020, respectively. Funds held under reinsurance treaties totaled $31 million and $73 million at December 31, 2021, and 2020, respectively.

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which is recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2021	2020
Balance at beginning of year	$80	$83
Amortization of deferred gains on affiliated reinsurance (1)	(3)	(3)
Balance at end of year	$77	$80

(1)  See Note 4 — Related Party Information — "Reinsurance Agreements" for additional information.

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Reserves amounting to less than $1 million at both December 31, 2021 and 2020, are held for surrender values in excess of the legally computed reserves.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2021 and 2020, the Company had $61 million and $125 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division. Direct reserves to cover the above insurance totaled less than $1 million and $1 million at December 31, 2021 and 2020, respectively.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

30

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The details for other changes at December 31, 2021 are as follows (in millions):

Ordinary
Item	Total	Life Insurance	Individual Annuities
VM-21 Stochastic Reserve	$(59)	$—	$(59)
For excess of valuation net premiums over corresponding gross premiums	—	—	—
For surrender values in excess of reserves otherwise required and carried	—	—	—
Guaranteed minimum death benefits	—	—	—
Reinsurance ceded	59	—	59
Total	$—	$—	$—

Note 8 — Participating Business

Direct premiums on participating policies in the amount of $13 million, $16 million, and $16 million represented approximately 8%, 10%, and 8% of the Company's direct premiums for the years ended December 31, 2021, 2020, and 2019, respectively.

The amount of incurred policyholder dividends in 2021, 2020, and 2019 as reported in dividends to policyholders, was $4 million, $4 million, and $4 million, respectively. This is equal to the sum of the dividends paid during the year, the change in the amount of dividends due and unpaid, and the change in provision for dividends payable in the following year.

Note 9 — Accident and Health ("A&H") Policy and Claim Liabilities

A&H claim reserves represent the estimated value of the future payments for benefits (losses) and loss adjustment expenses for all incurred claims, whether reported or not. Where applicable, the reserves are adjusted for contingencies and discounted with interest.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Claim reserves for individual disability policies are discounted using either the 1964 Commissioners Disability Table or 1985 Commissioners Individual Disability Table A at interest rates ranging from 3.0% to 6.0%, depending on the year of disablement.

Claim reserves for products with short-term liabilities (i.e., dental, short-term disability, accidental death and dismemberment and similar products) are set using current claim completion factors, loss ratio factors and include a provision for uncertainty.

All claim reserves include an expense load to cover future loss adjustment expenses.

31

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Activity for the years ended December 31, in the liability for unpaid accident and health and disability policy and contract claims, included in reserves for life and health insurance and annuities and other policy liabilities, is summarized as follows (in millions):

	2021	2020
Balance at January 1	$5	$4
Incurred related to:
Current year	—	1
Prior years	—	1
Total incurred	—	2
Paid related to:
Current year	—	—
Prior years	(1)	(1)
Total paid	(1)	(1)
Balance at December 31	$4	$5

As a result of changes in estimates of insured events in prior years, the provision for claims decreased by $1 million and increased by $1 million in 2021 and 2020, respectively. The changes in 2021 and 2020, respectively, were generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

32

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Note 10 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2021
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$1	$—	$1	—%
At fair value	—	3,908	3,908	91.9
Total with market value adjustment or at fair value	1	3,908	3,909	91.9
At book value without adjustment	266	—	266	6.2
Not subject to discretionary withdrawal:	64	17	81	1.9
Total (gross)	331	3,925	4,256	100.0%
Reinsurance ceded	(171)	—	(171)
Total (net)	$160	$3,925	$4,085
	2020
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$3	$—	$3	0.1%
At fair value	—	4,047	4,047	91.7
Total with market value adjustment or at fair value	3	4,047	4,050	91.8
At book value without adjustment	286	—	286	6.5
Not subject to discretionary withdrawal:	58	17	75	1.7
Total (gross)	347	4,064	4,411	100.0%
Reinsurance ceded	(176)	—	(176)
Total (net)	$171	$4,064	$4,235

Withdrawal characteristics of group annuity actuarial reserves at both December 31, 2021 and 2020 were less than $1 million.

33

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Deposit-Type Contracts:	2021
	General Account	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	131	—	131	98.1
Not subject to discretionary withdrawal	—	3	3	1.9
Total (gross: direct + assumed)	131	3	134	100.0%
Reinsurance ceded	(119)	—	(119)
Total (net)	$12	$3	$15
	2020
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	135	—	135	98.1
Not subject to discretionary withdrawal:	—	3	3	1.9
Total (gross)	135	3	138	100.0%
Reinsurance ceded	(123)	—	(123)
Total (net)	$12	$3	$15

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2021	2020
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$110	$123
Supplementary contracts with life contingencies	50	49
Deposit-type contracts	12	12
Subtotal	172	184
Separate Account:
Annuities (excluding supplementary contracts)	3,908	4,047
Supplementary contracts with life contingencies	17	17
Other contract deposit funds	3	3
Total	$4,100	$4,251

34

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2021
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	19	20	20	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	177	177	256	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	541	489	583	4,301	4,302	4,302
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	270	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	4	XXX	XXX	—
Disability — disabled lives	XXX	XXX	4	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	49	XXX	XXX	—
Total (gross: direct + assumed)	737	686	1,186	4,301	4,302	4,302
Reinsurance ceded	—	—	255	—	—	—
Total (Net)	$737	$686	$931	$4,301	$4,302	$4,302

35

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

	2020
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	22	22	22	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	156	156	263	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	541	443	584	3,905	3,905	3,905
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	303	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	4	XXX	XXX	—
Disability — disabled lives	XXX	XXX	4	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	49	XXX	XXX	—
Total (gross: direct + assumed)	719	621	1,229	3,905	3,905	3,905
Reinsurance ceded	—	—	268	—	—	—
Total (Net)	$719	$621	$961	$3,905	$3,905	$3,905

Life actuarial reserves at December 31, were as follows (in millions):

	2021	2020
General Account:
Life insurance	$874	$904
Accidental death benefits	—	—
Active lives	4	4
Disability — disabled lives	4	4
Miscellaneous reserves	49	49
Subtotal	931	961
Separate Account:
Life insurance	4,302	3,905
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$5,233	$4,866

36

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Note 11 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to ordinary life insurance, ordinary individual annuity and supplemental contracts, group life insurance and group annuity products. Separate Account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2021 and 2020, the Company's Separate Account assets that are legally insulated from the General Account claims are $8,239 million and $7,983 million, respectively. The assets consist of common stocks (mutual and hedge funds). The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are carried at estimated fair value.

	Nonguaranteed Separate Accounts (in millions)
	2021	2020	2019
Premiums, considerations or deposits	$99	$108	$117
Reserves at December 31
For accounts with assets at:
Fair value	$8,229	$7,971	$7,430
By withdrawal characteristics:
At fair value	$8,210	$7,952	$7,412
Not subject to discretionary withdrawal	19	19	18
Total reserves	$8,229	$7,971	$7,430

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2021	2020	2019
Transfers to Separate Accounts	$99	$108	$117
Transfers from Separate Accounts	(937)	(739)	(856)
Net transfers to (from) Separate Accounts	(838)	(631)	(739)
Reconciling difference	—	—	—
Transfers as reported in the statements of operations of the General Account	$(838)	$(631)	$(739)

Note 12 — Federal Income Tax

The Company files a stand-alone Federal income tax return.

Federal income tax expense has been calculated in accordance with the provisions of the Code.

37

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$60	$2	$62	$63	$2	$65
Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTA	60	2	62	63	2	65
DTA nonadmitted	(40)	(1)	(41)	(41)	(1)	(42)
Subtotal net admitted DTA	20	1	21	22	1	23
DTL	(2)	(1)	(3)	(2)	(1)	(3)
Net admitted DTA/(Net DTL)	$18	$—	$18	$20	$—	$20

	Change
	Ordinary	Capital	Total
Gross DTA	$(3)	$—	$(3)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	(3)	—	(3)
DTA nonadmitted	1	—	1
Subtotal net admitted DTA	(2)	—	(2)
DTL	—	—	—
Net admitted DTA/(Net DTL)	$(2)	$—	$(2)

38

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The amount of each result or component of the calculation for SSAP No. 101 — Income Taxes, ("SSAP 101") at December 31, (in millions):

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	18	—	18	20	—	20
1. Adjusted gross DTA expected to be realized following the balance sheet date	19	—	19	20	—	20
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	18	XXX	XXX	20
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	2	1	3	2	1	3
DTA admitted as the result of application of SSAP 101 total	$21	$1	$21	$23	$1	$23

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	(2)	—	(2)
1. Adjusted gross DTA expected to be realized following the balance sheet date	(1)	—	(1)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	(2)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	—	—	—
DTA admitted as the result of application of SSAP 101 total	$(2)	$—	$(2)

	2021	2020
RBC percentage used to determine recovery period and threshold limitation amount	866%	939%
Amount of total adjusted capital used to determine recovery period and threshold limitation	$135	$145

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company's tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2021 and 2020.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2021	2020	2019
Federal	$2	$16	$(3)
Foreign	—	—	—
Subtotal	2	16	(3)
Federal income tax on net capital gains (losses)	—	—	4
Federal and foreign income taxes incurred	$2	$16	$1

39

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The changes in the main components of deferred income tax amounts were as follows (in millions):

	2021	2020	Change
DTA resulting from book/income tax differences:
Ordinary:
Employee benefits	$35	$36	$(1)
Deferred acquisition costs	—	2	(2)
Policyholder dividends accrual	—	—	—
Policyholder reserves	5	6	(1)
Ceding commissions	16	17	(1)
Tax credit carryforward	1	—	1
Other	—	—	—
Legal contingency	—	—	—
Investments	1	—	1
Nonadmitted assets	2	2	—
Gross ordinary DTA — (admitted and nonadmitted)	60	63	(3)
Total ordinary DTA — (nonadmitted)	(40)	(41)	1
Total ordinary DTA — (admitted)	20	22	(2)
Capital:
Investments	2	2	—
Gross capital DTA — (admitted and nonadmitted)	2	2	—
Total capital DTA — (nonadmitted)	(1)	(1)	—
Total capital DTA — (admitted)	1	1	—
Total DTA — (admitted)	$21	$23	$(2)
DTL resulting from book/income tax differences:
Unrealized capital gains (losses)	$—	$—	$—
Deferred and uncollected premiums	(2)	(2)	—
Separate Account adjustments	—	—	—
Subtotal	(2)	(2)	—
Capital:
Unrealized capital gains (losses)	(1)	(1)	—
Subtotal	(1)	(1)	—
Total DTL	(3)	(3)	—
Net admitted DTA/(DTL)	$18	$20	(2)
Income tax effect of change in nonadmitted assets			(1)
Income tax effect of change in unrealized gains (losses)			—
Additional minimum pension liability			—
Change in net DTA			$(3)

40

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

	2020	2019	Change
DTA resulting from book/income tax differences:
Ordinary:
Employee benefits	$36	$36	$—
Deferred acquisition costs	2	3	(1)
Policyholder dividends accrual	—	1	(1)
Policyholder reserves	6	7	(1)
Ceding commissions	17	17	—
Tax credit carryforward	—	1	(1)
Investments	—	1	(1)
Nonadmitted assets	2	2	—
Gross ordinary DTA — (admitted and nonadmitted)	63	68	(5)
Total ordinary DTA — (nonadmitted)	(41)	(48)	7
Total ordinary DTA — (admitted)	22	20	2
Capital:
Investments	2	1	1
Gross capital DTA — (admitted and nonadmitted)	2	1	1
Total capital DTA — (nonadmitted)	(1)	(1)	—
Total capital DTA — (admitted)	1	—	1
Total DTA — (admitted)	$23	$20	$3
DTL resulting from book/income tax differences:
Unrealized capital gains (losses)	$—	$(1)	$1
Deferred and uncollected premiums	(2)	(3)	1
Separate Account adjustments	—	(1)	1
Subtotal	(2)	(5)	3
Capital:
Unrealized capital gains (losses)	(1)	—	—
Subtotal	(1)	—	—
Total DTL	(3)	(5)	2
Net admitted DTA/(DTL)	$20	$15	5
Income tax effect of change in nonadmitted assets			(7)
Additional minimum pension liability			(3)
Change in net DTA			$(5)

The Company had no net operating loss carryforwards or capital loss carryforwards at December 31, 2021, 2020, or 2019.

As of December 31, 2021, the company had tax credit carryforwards of $1 million. The Company had no tax credit carryforwards in 2020 or 2019.

The Company did not have Federal income taxes available at December 31, 2021, 2020, or 2019 for recoupment in the event of future net losses.

The Company had no deposits at December 31, 2021, 2020, or 2019 under Section 6603 of the Code.

41

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The provision for Federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain (loss) from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the year ended December 31 were as follows (in millions):

	2021	2020	2019
Gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%	$8	$25	$12
Net realized capital gains (losses) @ 21%	—	—	5
Tax effect of:
Uncertain Tax Positions	—	1	2
Prior years adjustments and accruals	2	—	—
Change in nonadmitted assets	—	—	(1)
Tax credits	(1)	(1)	(2)
Separate Account dividend received deduction	(3)	(4)	(4)
Total statutory income taxes (benefit)	$6	$21	$12
Federal and foreign income taxes incurred (benefit) including tax on realized capital gains (losses)	$3	$16	$1
Change in net DTA	3	5	11
Total statutory income taxes (benefit)	$6	$21	$12

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2010. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2010 and forward is not expected to have a material impact on the Company's statutory financial statements.

At December 31, 2021 and 2020, the Company had a liability for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets ("SSAP 5R"), of $1 million and $1 million, respectively. A reconciliation of the amount recorded for unrecognized tax benefits is as follows The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2007. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2007 and forward is not expected to have a material impact on the Company's statutory financial statements. A reconciliation of the amount recorded for unrecognized tax benefits is as follows (in millions):

	2021	2020
Balance at beginning of year	$1	$1
Net change for tax positions of current year	—	—
Net change for tax positions of prior years	—	—
Settlements with tax authorities	—	—
Balance at end of year	$1	$1

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit(cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2021, and 2020, and 2019, respectively. The Company had less than $1 million accrued for the payment of interest at December 31, 2021 and 2020, respectively.

42

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Note 13 — Capital and Surplus

The portion of unassigned surplus (deficit) reduced by each item below at December 31, was as follows (in millions):

	2021	2020	2019
Unrealized capital gains (losses)	$(8)	$(8)	$(8)
Nonadmitted asset values	$(50)	$(50)	$(56)
Asset valuation reserve	$(13)	$(13)	$(12)

Dividend Restrictions

Under Massachusetts State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. The Company will be permitted to pay a dividend to its parent in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned surplus (deficit) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. Based on amounts at December 31, 2021, the Company is permitted to pay its parent a stockholder dividend in 2022 of $37 million without required prior approval of the Commissioner.

The Company paid an ordinary cash dividend of $44 million to its parent, Brighthouse Holdings, LLC, on November 15, 2021. The Company paid an ordinary cash dividend of $61 million to its parent, Brighthouse Holdings, LLC, on December 24, 2020. The Company paid an ordinary cash dividend of $131 million to its parent, Brighthouse Holdings LLC, on December 23, 2019. The Company did not receive any capital contributions in 2021 or 2019. The Company received a capital contribution of $2 million in 2020.

Note 14 — Employee Benefit Plans

Pension Plans and Other Unfunded Benefit Plans

The Company is the sponsor of a funded qualified defined benefit pension plan, an unfunded nonqualified defined benefit pension, and postretirement and other unfunded benefit plans. The Company sponsored pension and other unfunded benefit plans were amended to cease benefit accruals and are closed to new entrants. The Company accounts for the qualified defined benefit plan as a single employer plan and does not participate in any multiemployer, consolidated or holding company plans. At December 31, a summary of assets, obligations and assumptions of the pension benefit plans and the postretirement plan are as follows (in millions):

Change in Pension Benefit Obligation

	Overfunded		Underfunded
	2021	2020	2021	2020
Benefit obligation at beginning of year	$182	$164	$79	$73
Service cost and expenses	—	—	—	—
Interest cost	4	6	2	2
Actuarial (gains) losses	(4)	20	(1)	8
Benefits paid	(8)	(8)	(5)	(4)
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$174	$182	$75	$79

43

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Change in Postretirement Benefit Obligation

	Underfunded
	2021	2020
Benefit obligation at beginning of year	$32	$33
Interest cost	1	1
Contribution by plan participants	2	2
Actuarial (gains) losses	1	3
Benefits paid	(7)	(7)
Benefit obligation at end of year	$29	$32

At December 31, 2021, the post-tax surplus impact was a decrease of $1 million for other postretirement benefit plans. At December 31, 2020, the post-tax surplus impact was a decrease of $3 million for other postretirement benefit plans.

Change in Compensated Absence Benefit & Postemployment Obligations

The Company did not have any special or contractual benefits per SSAP No. 11, Compensated Absences and did not have any material postemployment benefits during 2021 and 2020.

Change in Plan Assets

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
Fair value of plan assets at beginning of year	$190	$171	$—	$—
Actual return on plan assets	1	27	—	—
Reporting entity contribution	5	4	5	5
Plan participants' contributions	—	—	2	2
Benefits paid	(13)	(12)	(7)	(7)
Fair value of plan assets at end of year	$183	$190	$—	$—

Reconciliation of Funded Status

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
a. Components
1. Prepaid benefit costs	$(28)	$(24)	$—	$—
2. Overfunded plan assets	$8	$8	$—	$—
3. Accrued benefit costs	$57	$59	$22	$25
4. Liability for pension benefits	$(75)	$(79)	$(29)	$(32)
b. Assets and Liabilities recognized
1. Assets (nonadmitted)	$8	$8	$—	$—
2. Total liabilities recognized	$(75)	$(79)	$(29)	$(32)
c. Unrecognized liabilities	$—	$—	$—	$—

The accumulated benefit obligation for all defined benefit pension plans was $250 million and $261 million at December 31, 2021 and 2020, respectively.

44

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The components of net periodic benefit cost for the years ended December 31, were as follows (in millions):

	Pension Benefits			Postretirement Benefits
	2021	2020	2019	2021	2020	2019
Service cost and expenses	$—	$—	$—	$—	$—	$—
Interest cost	7	8	9	1	1	1
Expected return on plan assets	(9)	(9)	(8)	—	—	—
Gains and losses	1	—	—	—	—	—
Prior service cost or (credit)	—	—	—	—	—	—
(Gain) or loss recognized due to a settlement or curtailment	—	—	—	—	—	—
Total net periodic benefit cost	$(1)	$(1)	$1	$1	$1	$1

The amounts in unassigned surplus (deficit) recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2021	2020	2019	2021	2020	2019
Items not yet recognized as a component of net periodic cost — prior year	$36	$26	$19	$7	$4	$2
Net prior service cost or (credit) arising during the period	—	—	—	—	—	—
Net prior service cost or (credit) recognized	—	—	—	—	—	—
Net (gain) and loss arising during the period	3	10	7	—	3	2
Net (gain) and loss recognized	(1)	—	—	—	—	—
Transition surplus recognized	—	—	—	—	—	—
Change due to special event — curtailment	—	—	—	—	—	—
Items not yet recognized as a component of net periodic cost — current year	$38	$36	$26	$7	$7	$4

The amounts in unassigned surplus (deficit) that have not yet been recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2021	2020	2019	2021	2020	2019
Net prior service cost or (credit)	$—	$—	$—	$—	$—	$—
Net recognized (gains) and losses	$38	$36	$26	$8	$7	$4

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2021	2020	2019
Weighted-average discount rate — pension	2.85%	2.60%	3.55%
Weighted-average discount rate — postretirement	2.85%	2.60%	3.55%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2021	2020	2019
Weighted-average discount rate — pension & postretirement	2.60%	3.55%	4.55%
Expected long-term rate of return on plan assets	4.95%	5.55%	5.75%

The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate pension benefit obligation when due.

45

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

Plan Assets

The assets of the qualified defined benefit pension plan (the "Invested Plan") are invested in general and separate accounts of MetLife Insurance Company ("MLIC") and managed by MetLife Investment Advisors, LLC in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maintaining an adequate funded status under reasonable and appropriate risk controls; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) ensuring that asset benchmarks, mandates and targets are appropriate relative to the implicit risk / return characteristics of the liability; and (iv) targeting rates of return in excess of a custom benchmark over a complete market cycle, generally three to five years. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of managing the Invested Plan's investments. Investment consultants may be used periodically to evaluate the investment risk of the plan's invested assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class for the Invested Plan:

	2021	2020	Target Allocation
Fixed maturities	80%	85%	85%
Equity securities	15	15	15%
Cash or cash equivalents	5	—	0%
Total	100%	100%

Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions. The above allocations represent actual and targeted investment strategies reflecting the aggregation of underlying assets invested in pooled separate accounts as well as those supported by general account assets backing a group annuity contract issued by MetLife. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

46

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The defined benefit pension plan assets are measured at estimated fair value on a recurring basis. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows (in millions):

	Fair Value Measurements of Plan Assets at December 31, 2021
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$174	$—	$174
Interest in insurance company General Accounts	—	9	—	9
Total plan assets	$—	$183	$—	$183
	Fair Value Measurements of Plan Assets at December 31, 2020
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$188	$—	$188
Interest in insurance company General Accounts	—	2	—	2
Total plan assets	$—	$190	$—	$190

Expected Future Contributions and Benefit Payments

It is the Company's practice to make contributions to the qualified defined benefit pension plan to comply with minimum funding requirements of Employee Retirement Income Security Act, the Pension Protection Act of 2006, federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and the applicable rules and regulations. In accordance with such practice, no contributions are required in calendar year 2021 based on the maximum quarterly requirements. For information of employer contributions, see "Change in Plan Assets."

Benefit payments due under the unfunded pension and postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provision of the plans. As a result, benefit payments equal employer and participant contributions for these plans. For 2021, the Company contributions are $10 million with $8 million expected for 2022. All benefit payments for unfunded pension and postretirement benefit plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Gross benefit payments for the next 10 years are expected to be as follows (in millions):

Year	Pension and Other Benefits
2022	$17
2023	$17
2024	$17
2025	$16
2026	$16
2027 through 2031	$78

Defined Contribution Plans

The Company sponsors a frozen qualified money purchase pension plan for former agents of the Company. The Company made no contributions to that plan in 2021, 2020, or 2019. The Company also sponsors a number of frozen nonqualified deferred compensation plans. The Company incurred expenses for these plans totaling $8 million for the year ended December 31, 2021, credit expense of $3 million for the year ended December 31, 2020, and credit expense of $9 million for the year ended December 31, 2019. All benefit payments for unfunded deferred compensation plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Note 15 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the

47

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

As of December 31, 2021, the Company had less than $1 million asset for the related premium tax offset. As of December 31, 2020, the Company had a less than $1 million liability for retrospective premium-based guaranty fund assessments and a less than $1 million asset for the related premium tax offset. The periods over which the guaranty fund assessments are expected to be paid and the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance of estimated premium tax offsets of new insolvencies accrued during 2021 and revised estimated premium tax offsets for accrued liabilities was less than $1 million during the year ended December 31, 2021.

The Company did not receive refunds of assessments for the years ended December 31, 2021, 2020, or 2019. Assessments levied against the Company were less than $1 million for the years ended December 31, 2021, 2020, and 2019, respectively.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products. The Company continues to defend vigorously against the claims in these matters.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in any particular period.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were $1 million at both December 31, 2021 and 2020.

48

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

Mortgage Loan Commitments

The Company had no mortgage loan commitments as of December 31, 2021 and 2020.

Financial Guarantees

At December 31, 2021, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company is obligated to indemnify Great West Life and Annuity Insurance Company for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Less than $1 million for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants.	The Company has made no payments on the guarantee since inception.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund's directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered "unlimited" and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

49

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total (1)	$—		$—

(1)  Total maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee was less than $1 million.

At December 31, 2021, the Company's aggregate compilation of guarantee obligations was less than $1 million.

Note 16 — Retained Assets

The Company's retained asset account, known as the Total Control Account ("TCA"), is a settlement option or method of payment that may be used for amounts due under life insurance, critical illness insurance and annuity contracts. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2021 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2021, all TCAs received interest of at least the account's guaranteed minimum annual effective interest rate.

The Company's TCA business is 100% reinsured with MLIC.

50

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2021, 2020, and 2019

The Company's TCA in force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	2021		2020
	Number	Balance	Number	Balance
Up and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	16	4
49 to 60 Months	16	4	92	19
Over 60 Months	944	115	926	100
Total	960	$119	1,034	$123

A reconciliation of the Company's TCA for the year ended December 31, 2021 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	1,034	$123
Accounts issued/added	—	—
Investment earnings credited	N/A	4
Fees and other charges assessed (1)	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	74	8
End of year	960	$119

(1)  Fees and other charges assessed may also include other account adjustments.

Note 17 — Subsequent Events

The Company has evaluated events subsequent to December 31, 2021 through April 12, 2022, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

51

New England Life Insurance Company

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2021	53
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2021	56
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2021	61
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting Features As of and for the Year Ended December 31, 2021	63

52

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2021

Investment Income Earned
U.S. government bonds	$3,929,271
Other bonds (unaffiliated)	33,880,142
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	3,315,010
Real estate	—
Contract loans	22,873,331
Cash, cash equivalents and short-term investments	29,791
Derivatives	1,185,670
Other invested assets	1,867,961
Aggregate write-ins for investment income	685
Gross investment income	$67,081,861
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$35,545,032
Residential mortgages	—
Commercial mortgages	27,173,964
Total mortgage loans	$62,718,996
Mortgage Loans by Standing- Book Value
Good standing	$62,718,996
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$14,752,107
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$16,654,066
Over 1 year through 5 years	206,250,098
Over 5 years through 10 years	306,325,558
Over 10 years through 20 years	92,497,022
Over 20 years	334,348,011
No maturity date	—
Total by Maturity	$956,074,755
53

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2021

Bond by Class — Statement Value
Class 1	$508,624,812
Class 2	366,085,743
Class 3	48,544,786
Class 4	29,432,972
Class 5	3,386,442
Class 6	—
Total by Class	$956,074,755
Total Bonds Publicly Traded	$695,740,434
Total Bonds Privately Placed	$260,334,321
Preferred Stocks — Book/Adjusted Carrying Value	$—
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$9,555,561
Futures Contracts Open — Book/Adjusted Carrying Value	$—
Cash on Deposit	$80,042,377
Life Insurance In-Force (000's)
Industrial	$—
Ordinary	$18,904,244
Credit Life	$—
Group Life	$30,667
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000's)	$61,854
Life Insurance Policies with Disability Provisions In-Force (000's)
Industrial	$—
Ordinary	$4,401,087
Credit Life	$—
Group Life	$—
Supplementary Contracts In-Force:
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$132,563,202
Income Payable	$3,336,411
Ordinary — Involving Life Contingencies
Income Payable	$8,798,282
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

54

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2021

Annuities:
Ordinary
Immediate — Amount of Income Payable	$—
Deferred — Fully Paid Account Balance	$—
Deferred — Not Fully Paid Account Balance	$4,182,463,795
Group:
Amount of Income Payable	$49,765
Fully Paid Account Balance	$26,570
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$4,629,047
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2021 (000's):
Group Accident and Health
2021	$—
2020	$—
2019	$—
2018	$—
2017	$—
Prior	$—
Other Accident & Health
2021	$31
2020	$185
2019	$276
2018	$91
2017	$418
Prior	$3,574
Other Coverages that use developmental methods to calculate claim reserves
2021	$—
2020	$—
2019	$—
2018	$—
2017	$—
Prior	$—

55

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2021 of the New England Life Insurance Company

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2021
(To be filed by April 1)
Of the New England Life Insurance Company
Address (City, State and Zip Code): Tampa, FL 33637

NAIC Group Code.....4932	NAIC Company Code.....91626	Federal Employer's Identification Number (FEIN).....04-2708937

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$1,617,998,550
2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	GRI Woodlands Crossing LLC a Delaware	Commercial Loans	$22,997,906	1.4%
2.02	KITE REALTY GROUP TRUST	BONDS	$15,000,000	0.9%
2.03	MASSACHUSETTS CAPITAL RESOURCE CO	Social Alternatives	$11,611,932	0.7%
2.04	COTERRA ENERGY INC	BONDS	$11,500,000	0.7%
2.05	NASSAU AIRPORT DEVELOPMENT CO	BONDS	$11,468,750	0.7%
2.06	LITOR LTD	BONDS	$10,783,559	0.7%
2.07	ABP (JERSEY) LTD	BONDS	$10,158,375	0.6%
2.08	Alico Inc.	Agriculture Loans	$8,466,820	0.5%
2.09	CF_19-CF3	BONDS	$8,192,087	0.5%
2.10	WERELDHAVE NV	BONDS	$7,960,400	0.5%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC-1	$508,624,811	31.4%
3.02	NAIC-2	$366,085,742	22.6%
3.03	NAIC-3	$48,544,786	3.0%
3.04	NAIC-4	$29,432,973	1.8%
3.05	NAIC-5	$3,386,442	0.2%
3.06	NAIC-6	$0	0.0%
	Preferred Stocks	3	4
3.07	P/RP-1	$0	0.0%
3.08	P/RP-2	$0	0.0%
3.09	P/RP-3	$0	0.0%
3.10	P/RP-4	$0	0.0%
3.11	P/RP-5	$0	0.0%
3.12	P/RP-6	$0	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$83,524,285	5.2%
4.03	Foreign-currency-denominated investments	$41,499,609	2.6%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$71,055,535	4.4%
5.02	Countries designated NAIC-2	$0	0.0%
5.03	Countries designated NAIC-3 or below	$12,468,750	0.8%

56

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
6.01	Country 1: United Kingdom	$46,336,466	2.9%
6.02	Country 2: Netherlands	$7,960,400	0.5%
	Countries designated NAIC-2:
6.03	Country 1:	$0	0.0%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
6.05	Country 1: Bahamas	$11,468,750	0.7%
6.06	Country 2: Turkey	$1,000,000	0.1%

	1	2
7. Aggregate unhedged foreign currency exposure	$0	0.0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC-2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	NASSAU AIRPORT DEVELOPMENT CO	3.C	$11,468,750	0.7%
10.02	LITOR LTD	1.D	$10,783,559	0.7%
10.03	ABP (JERSEY) LTD	2.B	$10,158,375	0.6%
10.04	WERELDHAVE NV	4.B	$7,960,400	0.5%
10.05	SHURGARD LUXEMBOURG SARL	2.C	$6,925,548	0.4%
10.06	CANADA (GOVERNMENT OF)	2.C	$6,907,695	0.4%
10.07	BNP PARIBAS SA	1	$5,488,482	0.3%
10.08	JOHN WOOD GROUP PLC	2.C	$5,000,000	0.3%
10.09	SSE PLC	2.A	$4,000,000	0.2%
10.10	ARQIVA PP FINANCING PLC	2.A	$2,860,598	0.2%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

57

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.
	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

  Ten Largest Fund Managers

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial Loans	$22,997,906	1.4%
16.03	Agriculture Loans	$8,466,820	0.5%
16.04	Agriculture Loans	$6,771,959	0.4%
16.05	Agriculture Loans	$6,232,406	0.4%
16.06	Agriculture Loans	$3,209,321	0.2%
16.07	Agriculture Loans	$2,444,460	0.2%
16.08	Agriculture Loans	$1,641,737	0.1%
16.09	Agriculture Loans	$1,562,835	0.1%
16.10	Commercial Loans	$1,459,719	0.1%
16.11	Agriculture Loans	$1,332,150	0.1%

58

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Residential		Commercial		Agricultural
		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$472,905	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$26,701,059	1.7%	$35,545,032	2.2%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$753,101	0.0%	$821,117	$781,165	$767,282
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

59

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

60

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2021 of the New England Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. Governments	111,927,924	7.366	111,927,924	0	111,927,924	7.366
1.02 All Other Governments	0	0.000	0	0	0	0.000
1.03 U.S. States, Territories and Possessions, etc. Guaranteed	8,116,065	0.534	8,116,065	0	8,116,065	0.534
1.04 U.S. Political Subdivisions of States, Territories, and Possessions, Guaranteed	8,947,820	0.589	8,947,820	0	8,947,820	0.589
1.05 U.S. Special Revenue and Special Assessment Obligations, etc. Non-Guaranteed	63,409,202	4.173	63,409,202	0	63,409,202	4.173
1.06 Industrial and Miscellaneous	763,673,744	50.258	763,673,744	0	763,673,744	50.258
1.07 Hybrid Securities	0	0.000	0	0	0	0.000
1.08 Parent, Subsidiaries and Affiliates	0	0.000	0	0	0	0.000
1.09 SVO Identified Funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated Bank Loans	0	0.000	0	0	0	0.000
1.11 Total Long-Term Bonds	956,074,755	62.920	956,074,755	0	956,074,755	62.920
2. Preferred Stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and Miscellaneous (Unaffiliated)	0	0.000	0	0	0	0.000
2.02 Parent, Subsidiaries and Affiliates	0	0.000	0	0	0	0.000
2.03 Total Preferred Stocks	0	0.000	0	0	0	0.000
3. Common Stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and Miscellaneous Publicly Traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and Miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, Subsidiaries and Affiliates Publicly Traded	0	0.000	0	0	0	0.000
3.04 Parent, Subsidiaries and Affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual Funds	0	0.000	0	0	0	0.000
3.06 Unit Investment Trusts	0	0.000	0	0	0	0.000
3.07 Closed-End Funds	0	0.000	0	0	0	0.000
3.08 Total Common Stocks	0	0.000	0	0	0	0.000
4. Mortgage Loans (Schedule B):
4.01 Farm Mortgages	35,545,032	2.339	35,545,032	0	35,545,032	2.339
4.02 Residential Mortgages	0	0.000	0	0	0	0.000
4.03 Commercial Mortgages	27,173,964	1.788	27,173,964	0	27,173,964	1.788
4.04 Mezzanine Real Estate Loans	0	0.000	0	0	0	0.000
4.05 Total Valuation Allowance	0	0.000	0	0	0	0.000
4.06 Total Mortgage Loans	62,718,996	4.128	62,718,996	0	62,718,996	4.128

61

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
5. Real Estate (Schedule A):
5.01 Properties Occupied by Company	0	0.000	0	0	0	0.000
5.02 Properties Held for Production of Income	0	0.000	0	0	0	0.000
5.03 Properties Held for Sale	0	0.000	0	0	0	0.000
5.04 Total Real Estate	0	0.000	0	0	0	0.000
6. Cash, Cash Equivalents and Short-Term Investments:
6.01 Cash (Schedule E, Part 1)	80,042,377	5.268	80,042,377	0	80,042,377	5.268
6.02 Cash Equivalents (Schedule E, Part 2)	0	0.000	0	0	0	0.000
6.03 Short-Term Investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total Cash, Cash Equivalents and Short-Term Investments	80,042,377	5.268	80,042,377	0	80,042,377	5.268
7. Contract Loans	395,623,061	26.036	395,623,061	0	395,623,061	26.036
8. Derivatives (Schedule DB)	9,729,653	0.640	9,729,653	0	9,729,653	0.640
9. Other Invested Assets (Schedule BA)	14,752,107	0.971	14,752,107	0	14,752,107	0.971
10. Receivables for Securities	515,213	0.034	515,213	0	515,213	0.034
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other Invested Assets (Page 2, Line 11)	58,326	0.004	58,326	0	58,326	0.004
13. Total Invested Assets	1,519,514,488	100.000	1,519,514,488	0	1,519,514,488	100.000

62

New England Life Insurance Company

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A-791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual ("A-791"), that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP 61R").

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A-791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.  Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b.  Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2021 which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.  Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP; or

b.  Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.

63